1933 Act Registration No. 333-103454

1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 11	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 24	☒

THRIVENT VARIABLE LIFE ACCOUNT I

(Exact name of trust)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MN 55415

(Address of Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 920-628-4045

Heather J. Thenell, JD

Senior Counsel

THRIVENT FINANCIAL FOR LUTHERANS

4321 NORTH BALLARD ROAD

APPLETON, WI 54919

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2014 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

THRIVENT VARIABLE LIFE ACCOUNT I

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: (800) 847-4836	Telephone: (800) 847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This prospectus describes a flexible premium individual variable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.

We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account I (the “Variable Account”) or the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (“Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Growth and Income Plus Portfolio

Thrivent Balanced Income Plus Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Opportunity Income Plus Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Natural Resources Portfolio

Thrivent Partner Emerging Markets Equity Portfolio

(subadvised by Aberdeen Asset Managers Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investments, L.P.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Managers Limited, DuPont Capital Management Corporation, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, and Principal Global Investors, LLC.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent High Yield Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and Contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different.

The date of this prospectus is April 30, 2014.

CONTRACT BENEFITS/RISKS SUMMARY

This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Definitions at the end of this prospectus that define certain words and phrases used in this prospectus.

Contract Benefits

The Contract is a flexible premium individual variable life insurance contract. The Contract is built around its Accumulated Value. Accumulated Value changes every business day based upon the investment experience of the Portfolios underlying the Subaccounts or the amount of interest credited to the Fixed Account. Premiums increase Accumulated Value. Charges and cash you withdraw from the Contract decrease Accumulated Value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial surrender and loan privileges will influence the Contract’s performance. The choices you make will directly impact how long the Contract remains in effect, its tax status and the amount of cash available for use.

Death Benefit

At the time of purchase, you must choose between two Death Benefit Options: the Level Death Benefit and the Variable Death Benefit.

Option 1 (Level Death Benefit Option). Under this option and before age 100, the death benefit is the greater of the Face Amount or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured’s Attained Age. The death benefit for this option generally remains level. On or after age 100, the death benefit equals the Accumulated Value.

Option 2 (Variable Death Benefit Option). Under this option and before age 100, the death benefit is the greater of the Face Amount plus Accumulated Value, or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured’s Attained Age. The death benefit for this option will vary over time. On or after age 100, the death benefit equals the Accumulated Value.

Death Proceeds

We pay Death Proceeds to the Beneficiary upon receipt at our Service Center of due proof of death of the Insured. The Death Proceeds will equal the Death Benefit and any insurance on the life of the Insured provided by Additional Benefits less any Debt and the amount, if any, needed to cover monthly deductions through the month of death.

Death Benefit Guarantee

Two Death Benefit Guarantees are generally available at issue: a basic and an enhanced Death Benefit Guarantee. The Death Benefit Guarantee ensures that your Contract will remain in effect, even if the Cash Surrender Value is insufficient to pay the current monthly deductions, if the Death Benefit Guarantee requirements are met. (In some states, this feature is referred to as a “no-lapse guarantee.”) The basic Death Benefit Guarantee is in effect for at least five Contract Years and until the Insured reaches age 70 or 15 years from the Date of Issue, whichever is earlier, provided that you make timely payment of the required minimum premium amounts. The enhanced Death Benefit Guarantee is available for Contracts issued before age 70 and is in effect until the Insured reaches age 75. The enhanced Death Benefit Guarantee provides longer protection than the basic guarantee provided you make timely payment of the required minimum premium amount.

Access to Accumulated Value

Transfers. You may transfer Accumulated Value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge $25 for each additional transfer during a Contract Year. The minimum amount that may be transferred from a Subaccount or Fixed Account is $50, or if less, the total value in the Subaccount or the Fixed Account. There is no minimum amount that can be received by a Subaccount or Fixed Account. Transfers into the DCA Fixed Account are not permitted.

CONTRACT BENEFITS/RISKS SUMMARY

Automatic Asset Rebalancing Program. The Automatic Asset Rebalancing program transfers your Contract’s Accumulated Value among Subaccounts (this excludes the Fixed Account) on a regular basis according to your instructions.

Dollar Cost Averaging Program. Dollar Cost Averaging allows you to make regular transfers of predetermined amounts from either your Money Market Subaccount or the DCA Fixed Account to any or all of the other Subaccounts. The Dollar Cost Averaging amount from the Money Market Subaccount must be at least $50. The DCA Fixed Account is available as the source account for Dollar Cost Averaging for the initial 12 month period of your Contract if you elected it at the time you applied for the Contract. You may choose to use the Money Market Subaccount as the source account at any time and for any length of time.

Loans. You may borrow up to 90% (in most states) of the Accumulated Value of your Contract less any applicable decrease charge. Currently, we charge you an annual interest rate of 5% on the loan balance. The maximum annual interest rate is 5%. After the 10th Contract Year, you may borrow a portion of your Accumulated Value at an annual rate of 3% (preferred loan). For amounts that are left as collateral in the Loan Account, we pay an annual rate of 3%. Loans may have tax consequences. See Federal Tax Matters. In your Contract, the discussion of the operation of the loan feature is described as a Loan Account. Loans are not available until the Contract has been in force for 60 days from the Date of Issue.

Partial Surrenders. You may make a request to withdraw part of your Accumulated Value by giving us Notice. During the first ten Contract Years, a partial surrender charge of not more than $25 will apply to each surrender in excess of one in a Contract Year. After the tenth Contract Year, no partial surrender charge will apply. Decrease charges may apply if the partial surrender results in a decrease in Face Amount. Partial surrenders may have tax consequences. See Federal Tax Matters.

Surrenders. At any time while the Contract is in force and the Insured is living, you may make a request to surrender this Contract by giving us Notice. A surrender may result in a decrease charge depending how long your Contract has been in force. A surrender may have tax consequences. See Federal Tax Matters.

Premiums

Flexibility of Premiums. After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, you may schedule planned periodic premiums and then you will receive billing statements for the amount you select. You may choose to receive billing statements quarterly, semi-annually or annually. In most cases, you may make changes in the frequency and payment amounts at any time with adequate Notice to our Service Center.

Electronic Payment Program. Under this program, you may make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your checking or savings account, or other acceptable payment source, rather than being billed. To set up the electronic payment program, you may complete the applicable section on the application or, after the time of application, by giving us Notice.

The Contract

Ownership Rights. While the Insured is living and the Contract is in force, you, as the Owner of the Contract, may exercise all of the rights and options described in the Contract, subject to the terms of any assignment of the Contract. These rights include selecting and changing the Beneficiary, naming a successor Owner, changing the Face Amount of the Contract, and assigning the Contract.

Variable Account. The Variable Account is an investment account separate from the Fixed Account sometimes known as a separate account. You may direct the money in your Contract to any of the Subaccounts of the Variable Account.

CONTRACT BENEFITS/RISKS SUMMARY

Each Subaccount invests in one of the corresponding Portfolios listed on the first page of this prospectus. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the Subaccounts invest. There is no guaranteed minimum Subaccount Accumulated Value.

Fixed Account. You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The Fixed Account is part of our General Account.

DCA Fixed Account. If you elect this option in the application, we transfer amounts from the DCA Fixed Account to Subaccounts according to your allocation instructions for a period of 12 months from the time the DCA Fixed Account is established. Dollars in the DCA Fixed Account earn at least 3% annual rate of return for the 12 months the Dollar Cost Averaging program is in place. The interest rate we pay is determined at the time you set up the DCA Fixed Account.

Loan Account. The Loan Account is the amount securing any loan you make. Amounts transferred to the Loan Account are invested with our General Account assets and kept separate from the other amounts in your Contract. The excess of amounts charged to the loan over amounts credited to the amount held as collateral for the loan is transferred to the Loan Account.

Accumulated Value. Accumulated Value is the sum of your amounts in the Subaccounts, the DCA Fixed Account, the Fixed Account and the Loan Account. Accumulated Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans).

Settlement Options. There are several ways of receiving proceeds under the Contract other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount we will apply to a settlement option is $2,000.

Additional Benefits and Riders

We offer several optional insurance benefits and riders that provide additional benefits under the Contract. There is a charge associated with most of these insurance benefits and riders. Your Thrivent Financial representative can help you determine whether any of these benefits and riders are suitable for you.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term investment vehicle. If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the Accumulated Value will decrease. The assets in each Subaccount are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

If your monthly deductions exceed your Cash Surrender Value and a Death Benefit Guarantee is not in effect, your Contract may enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us a sufficient payment by a specified date. Your Contract generally will not lapse:

♦	if you make timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or

CONTRACT BENEFITS/RISKS SUMMARY

♦

if during the grace period you make a payment sufficient to cover the next two monthly deductions plus any additional amount necessary to bring your Cash Surrender Value to a positive balance before the end of the grace period.

Subject to certain conditions, you may reinstate a lapsed Contract.

Tax Risks

We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value until there is a distribution from the Contract. In addition, assuming the Contract continues to qualify as a life insurance contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. Under current tax law, Death Proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Proceeds. However, Death Proceeds may be subject to state and/or federal estate and/or inheritance tax.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment Contract (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial surrenders, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax. See Federal Tax Matters.

We make no guarantees regarding any tax treatment—federal, state or local—of any contract or of any transaction involving a contract.

You should consult a qualified tax advisor for assistance in all Contract-related tax matters.

Surrender and Partial Surrender Risks

A decrease charge applies during the first 10 Contract Years after the Date of Issue and for 10 years after each increase in Face Amount. Depending on the amount of premium paid, or any decreases in Face Amount, there may be little or no Cash Surrender Value available to you at the time you surrender your Contract. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Even if you do not ask to surrender your Contract, decrease charges may play a role in determining whether your Contract will lapse (terminate without value). This is because decrease charges affect the Cash Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse in this section.

A partial surrender will reduce Accumulated Value, death benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a Level Death Benefit Option, a partial surrender also will generally reduce the Face Amount of the Contract.

A surrender or partial surrender may have tax consequences. See Federal Tax Matters.

CONTRACT BENEFITS/RISKS SUMMARY

Loan Risks

A Contract loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral. This loan collateral does not participate in the investment performance of the Subaccounts.

A loan will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly. A loan may have tax consequences. See Federal Tax Matters.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the Fund’s prospectus attached to this prospectus and found in the back of this book. Please refer to the prospectus for the Fund for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. If the amount of a charge varies depending on the Insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical Insured. These charges may not be representative of the charges you will actually pay under the Contract.

Your Contract’s declaration page will indicate the specific charges applicable to your Contract, and more detailed information concerning your charges is available on request from our Service Center at (800) 847-4836.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value among the Subaccounts and the Fixed Account.

Transaction Fees

Charge	When Deducted	Amount Deducted

Percent of Premium Charge	Upon receipt of each premium paid	5% of each premium payment

Premium Tax Charge	Not applicable[1]	Not applicable[1]

Decrease Charge[2]	Upon surrender, lapse, decrease in the Face Amount
Maximum Charge		$49.25 per $1,000 of decrease in Face Amount
Minimum Charge		$1.56 per $1,000 of decrease in Face Amount

Charge for a male Insured, Issue Age 40, in the standard nontobacco risk class with a Face Amount of $225,000, in the first Contract Year		$15.57 per $1,000 of decrease in Face Amount

Partial Surrender Charge	Upon partial surrender	$25 per withdrawal[3]

1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.

2 The decrease charge remains level for the first five years of the Contract (or during the first five years following an increase in Face Amount), and then decreases each Contract Year to zero after year 10 (and to zero after the 10th year following an increase in Face Amount). Decrease charges depend on the Insured’s Issue Age, gender (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. The decrease charges shown in the table may not be representative of the charges you will pay. For decreases in Face Amount during the first 10 Contract Years (or first 10 Contract Years following an increase in Face Amount), we calculate the amount of the decrease charge at the time of the decrease or surrender.

3 The charge is applicable during the first 10 Contract Years for each partial surrender in excess of one per Contract Year. After the 10th Contract Year there will not be a partial surrender charge.

FEE TABLES

Transaction Fees, cont.

Charge	When Deducted	Amount Deducted

Transfer Charge	Upon transfer	$25 per transfer[4]

Accelerated Death Benefit	On exercise of benefit	$150[5]

Illustration of Hypothetical Values	Upon each request	$25 per illustration[6]

4 We do not assess a transfer charge for the first twelve transfers made each Contract Year.

5 This charge may vary by state and may be lower in some states.

6 This charge applies upon each request in excess of one in a Contract Year. There is no charge for illustrations provided prior to Contract purchase.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Deducted	Amount Deducted (Annualized)

Cost of Insurance[7]	On Date of Issue and monthly thereafter.
Maximum Charge Minimum Charge		$999.96 per $1,000 of amount at risk[8] $0.15 per $1,000 of amount at risk[8]
Charge for a male Insured, Issue Age 40, in the standard non-tobacco risk class with a Face Amount of $225,000, in the first Contract Year		$2.28 per $1,000 of amount at risk[8]
Mortality and Expense Risk Charges A tiered charge based on Subaccount Accumulated Value up to $25,000	On Date of Issue and monthly thereafter.	1.10% of the Subaccount Accumulated Value within this range[9]

Administrative Charge	On Date of Issue and monthly thereafter.	$108 for adults[10]

7 Cost of insurance charges depend on the Insured’s Issue Age, gender (in most states), amount at risk, Face Amount, risk class and duration of the Contract. The cost of insurance charges shown in the table are extremes and may not be representative of the charges you will pay.

8 The amount at risk is equal to the death benefit divided by 1.0024663, then less the Accumulated Value on the date the charge is deducted.

9 After the 10th Contract Year the maximum annual rate drops to 0.90% of the Subaccount Accumulated Value. For Subaccount Accumulated Values in excess of $25,000 up to $100,000, the maximum annual rate is 1.00% dropping to 0.80% after the 10th Contract Year. For Subaccount Accumulated Values in excess of $100,000, the maximum annual rate is 0.90% dropping to 0.70% after the 10th Contract Year. This is a tiered charge. Actual current charges may be less. For additional information regarding this charge please see Charges and Deductions in this prospectus.

10 Charge shown is for adults (18+ years) and equates to $9.00 per month. For juvenile (0-17 years) Contracts, the charge is $90 per year, which equates to $7.50 per month.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Loan Interest	On the monthly anniversary after a loan is taken and monthly thereafter	5% on loan balance[11]

Preferred Loan Interest	On the monthly anniversary after a loan is taken and monthly thereafter	3% on preferred loan balance after the 10th Contract Anniversary[12]

Additional Benefit Charges:[13]
Accidental Death Benefit	On the rider date of issue and monthly thereafter[14]
Maximum Charge Minimum Charge		$2.88 per $1,000 of rider coverage amount $0.36 per $1,000 of rider coverage amount

Charge for a male Insured, Issue Age 40, in the standard risk class in the first Contract Year		$0.60 per $1,000 of rider coverage amount

11 You may borrow up to an amount such that the total loan amount does not exceed 90% of the Accumulated Value less decrease charges at the time of the loan request. Loans are not available until the expiration of the Free Look Period.

12 See the Loans section later in this prospectus for more information on preferred loans.

13 Charges for Additional Benefits may vary based on the Insured’s attained age or Issue Age, gender (in most states), risk class, Face Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The charges noted apply if the rider is included in your Contract and the Contract and/or rider has not otherwise terminated. The rider charges shown in the table may not be representative of the charges you will pay. Before you purchase a Contract, we will provide you personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, gender, risk class, death benefit option chosen, Face Amount and riders requested.

14 This charge applies until the Insured’s Attained Age 70.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Term Life Insurance Benefit	On the rider date of issue and monthly thereafter[15]
Maximum Charge Minimum Charge		$999.96 per $1,000 of rider coverage amount $0.24 per $1,000 of rider coverage amount

Charge for a male Insured, Issue Age 40, in the standard nontobacco risk class with a Face Amount/rider coverage amount of $225,000[16], in the first Contract Year		$1.56 per $1,000 of rider coverage amount
Child Term Life Insurance Benefit	On the rider date of issue and monthly thereafter[17]	$5.40 per $1,000 of rider coverage amount
Cost of Living Adjustment Benefit		No charge for this benefit[18]

15 This charge applies until the 30th rider anniversary.

16 The amount of coverage includes $90,000 of base coverage and $135,000 of term rider coverage with a total of $225,000.

17 This charge applies until the child’s Attained Age 25.

18 This benefit will result in annual increases in Face Amount, which will result in increases in your overall cost of insurance deductions.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Disability Waiver of Monthly Deduction Benefit	On the rider date of issue and monthly thereafter[19]
Maximum Charge Minimum Charge		195.5% of all monthly deductions[20] 4.8% of all monthly deductions[20]
Charge for a male Insured, Issue Age 40, in the standard risk class in the first Contract Year		7.7% of all monthly deductions[20]
Disability Waiver of Selected Amount Benefit	On the rider date of issue and monthly thereafter[19]
Maximum Charge Minimum Charge		98% of the selected monthly premium amount[21] 1.9% of the selected monthly premium amount[21]
Charge for a male Insured, Issue Age 40, in the standard risk class in the first Contract Year		3.7% of the selected monthly premium amount[21]
Applicant Waiver of Selected Amount Benefit	On the rider date of issue and monthly thereafter[22]
Maximum Charge Minimum Charge		195% of the selected monthly premium amount[21] 5% of the selected monthly premium amount[21]
Charge for an Insured, Issue Age 0 and applicant age 30, in the standard risk class, in the first Contract Year.		6% of the selected monthly premium amount[21]
Guaranteed Increase Option Benefit	On the rider date of issue and monthly thereafter[23]
Maximum Charge Minimum Charge		$2.52 per $1,000 of rider coverage amount $0.36 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 0		$0.36 per $1,000 of rider coverage amount

19 This charge applies until the Insured’s Attained Age 65.

20 Monthly deductions include cost of insurance, benefit rider, administrative, and mortality and expense risk charges.

21 Any amount selected by the Contract Owner at issue between a pre-defined range. The minimum amount is the basic Death Benefit Guarantee Premium amount and the maximum amount is the guideline level premium as described under the Internal Revenue Code.

22 The charge stops when the rider terminates. See Additional Benefits and Riders for more information on the applicability of this charge.

23 This charge applies until the Insured’s Attained Age 43.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Spouse Term Life Insurance Benefit	On the rider date of issue and monthly thereafter[24]
Maximum Charge Minimum Charge		$999.96 per $1,000 of rider coverage amount $0.24 per $1,000 of rider coverage amount

Charge for a female Insured, Issue Age 40, in the standard nontobacco risk class with a rider coverage amount of $250,000, in the first Contract Year		$1.20 per $1,000 of rider coverage amount

24 This charge applies until the earlier of the Insured’s or spouse’s death or divorce, or the 30th rider anniversary.

The next table shows the minimum and maximum total annual portfolio operating expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

	Maximum	Minimum
Total Annual Fund Operating Expenses[25]
(expenses that are deducted from Fund assets, including management fees and other expenses):	1.54%	0.40%

25 Thrivent Financial has agreed to reimburse certain expenses associated with the Portfolios. After taking these contractual and voluntary arrangements into account, the actual range (minimum and maximum) of total operating expenses charged by the Portfolios was 0.23% to 1.40%. The voluntary reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2013 for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new portfolios, if any, amounts are based on estimates for the current fiscal year.

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual portfolio expenses also include the fees associated with the funds in which it invests. Because of this a portfolio that is structured as a “fund of funds” may have higher fees and expenses than a portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

THRIVENT FINANCIAL AND THE FIXED ACCOUNT

Thrivent Financial for Lutherans (Thrivent Financial)

We are a not-for-profit, non-stock, membership organization operating under the laws of the State of Wisconsin. We are licensed to do business as a fraternal benefit society in all states and the District of Columbia. Thrivent Financial is the largest fraternal benefit society in the United States. The organization provides insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of our members. We operate under the Articles of Incorporation and Bylaws of Thrivent Financial for Lutherans. Our members are joined together for insurance, education and volunteer opportunities. Our corporate office is located at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415. Our Service Center is located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

Fixed Account and DCA Fixed Account

The Fixed Account is an investment option that provides a declared rate of interest. Unlike the Subaccounts of the Variable Account, the performance of the Fixed Account does not rely on the performance of the financial markets. We credit interest daily on amounts in the Fixed Account. Interest accrues on amounts allocated or transferred to the Fixed Account from the date of allocation or transfer.

The DCA Fixed Account is an account to which you direct an amount to be transferred on a monthly basis for 12 months. You establish the DCA Fixed Account at the time of application. Like the Fixed Account above, we credit interest daily on amounts in the DCA Fixed Account.

The Fixed Account and DCA Fixed Account are part of our General Account. The General Account consists of all assets owned by Thrivent Financial other than those segregated in any Variable Account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the Fixed Account. We guarantee that the effective interest rate will never be less than 3% annually. We may credit interest at a rate in excess of 3% per year. The interest rate credited on the DCA Fixed Account is determined at the time the DCA Fixed Account is established. The interest rate will be effective for 12 months and is guaranteed to be at least 3%.

The Fixed Account has not been registered under the Securities Act of 1933 (1933 Act), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Maintenance of Solvency

This provision applies only to values in the General Account.

If our reserves for any class of Contracts, other than those portions of any Contract that provide variable benefits based on the experience of a separate account, become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. You may make the extra payment by an equivalent reduction in benefits or a payment in cash. If you do not make the extra payment within 60 days from the date we notify you of your share of the deficiency, the amount will be charged as a loan against the Contract with an annual interest rate of 5%.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Variable Account

Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent Financial (then, Aid Association for Lutherans) on May 8, 1997 pursuant to the laws of the State of Wisconsin and the first investment was made on March 31, 1998. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

The Variable Account is divided into Subaccounts. Net Premiums flow through the Contract to either the Variable Account or the Fixed Account according to your instructions. From the Variable Account, the Net Premium flows to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund. We describe these Portfolios and their investment objectives later in this prospectus. Net Premiums are allocated to a Subaccount, and the resulting Accumulated Value will increase or decrease based on the investment experience of that Subaccount’s corresponding Portfolio. We make no assurance that the Portfolios will meet their investment objectives. You bear all the investment risk for premiums allocated to the Subaccounts.

We own the assets of the Variable Account and keep them legally segregated from the assets of the General Account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other Contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The Variable Account will be fully funded at all times for the purposes of the federal securities laws. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other Contract liabilities of the Variable Account arising under the Contracts supported by the Variable Account. We are obligated to pay all amounts promised to you under the Contract.

Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

♦	Substitute shares of another Portfolio, which may have different fees and expenses, for shares of a Subaccount at our discretion;

♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;

♦	Combine the Variable Account with other Variable Accounts, and/or create new Variable Accounts;

♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.

The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

receiving any necessary approval of the Contract Owners, SEC and applicable state insurance departments. We will notify you of any changes.

Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.

If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute a different investment option for any of the current Portfolios. The substituted investment option may have different fees and expenses. However, before any such substitution, the approval of the Securities and Exchange Commission and applicable state insurance departments would be needed. You will be notified of any substitutions. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.

In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.

We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.

Subaccounts and the Fund

You may allocate Net Premiums to one or more of the Subaccounts. Each Subaccount of the Variable Account invests in shares of a corresponding Portfolio of the Fund. The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

Each Portfolio’s assets are held separate from the assets of other Portfolios, and each Portfolio has investment objectives and policies that differ from those of other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The following table summarizes each Portfolio’s investment objective. There is no assurance that any Portfolio will achieve its stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Growth and Income Plus Portfolio	To seek income plus long-term capital growth.

Thrivent Balanced Income Plus Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Opportunity Income Plus Portfolio	To seek a combination of current income and long-term capital appreciation.

Thrivent Partner Technology Portfolio	To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.

Thrivent Natural Resources Portfolio	To seek long-term capital growth.

Thrivent Partner Emerging Markets Equity Portfolio	To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio	To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Small Cap Index Portfolio	To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Portfolio	Investment Objective

Thrivent Partner Mid Cap Value Portfolio	To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500* Index.

Thrivent High Yield Portfolio	To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios that we manage or sponsor or an affiliate of ours may manage or sponsor, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund attached to this prospectus and found in the back of this book. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The Fund prospectus provides more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

Thrivent Financial is investment adviser to the Fund. Thrivent Financial is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the Portfolios. Thrivent Financial implements the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions.

Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws;

♦	Changes in federal income tax law;

♦	Changes in the investment management of the Fund, or

♦	Differences in voting instructions between those given by the contract owners from the different separate accounts.

If we believe the responses of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

Investment Management

The Fund and Thrivent Financial have engaged the following investment subadvisers:

♦	Aberdeen Asset Managers Limited

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

♦	DuPont Capital Management Corporation

♦	Goldman Sachs Asset Management, L.P.

♦	Mercator Asset Management, LP

♦	Principal Global Investors, LLC

♦	Pyramis Global Advisors, LLC

♦	Sectoral Asset Management Inc.

♦	T. Rowe Price Associates, Inc.

♦	Turner Investments, L.P.

We, as the investment advisor, pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

THE CONTRACT

While the Insured is alive, the Owner of the Contract may exercise every right and enjoy every benefit provided in the Contract.

For a Contract where the Insured and Owner of the Contract is younger than age 16 (juvenile), an adult must apply on behalf of the Insured in this case and retain control over the Contract. The adult is referred to as the applicant controller in the Contract. The applicant controller exercises certain rights of ownership on behalf of the juvenile. These rights are described in the Contract. The applicant controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

After the juvenile Insured/Owner attains age 16, control will transfer to the Insured/Owner on the earlier of:

♦	the Contract Anniversary after the Insured’s 21st birthday;

♦	the date on which the applicant controller transfers control to the Insured/Owner by giving us Notice; or

♦	the date of death of the applicant controller.

If the person who has control of the Contract dies before the juvenile Insured attains age 16, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.

THE CONTRACT

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to increase coverage under this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine additional coverage under this Contract is better for you. You may have to pay a surrender charge on your existing insurance, and this Contract imposes a new decrease charge period on the amount of the increase in coverage. If you surrender your existing insurance policy for cash and then increase coverage under this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. If the premium is coming from the issuer of your existing insurance policy, the increase of coverage under this Contract may be delayed.

Term Conversion

Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent Financial term insurance contract(s) or rider(s) to permanent coverage.

If you are eligible for and exercise the conversion privilege found in eligible Thrivent Financial term contracts and riders, Thrivent Financial will give you a credit towards the first premium payable for the new coverage. The amount of the credit will not be less than $1.00 per $1,000 of term insurance that is converted.

Review this opportunity with your Thrivent Financial representative to determine whether or not it is available to you and right for you.

Ownership Rights

The Contract belongs to the Owner named in the application. While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Insured is the Owner unless the application specifies another person as the Owner, or the Owner is changed after issue. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated.

The Contract Owner may transfer ownership of the Contract, if the new Owner is eligible under our Bylaws, or assign the Contract as collateral by giving Notice. Transfer of ownership will be effective as of the date the Owner signs the Notice or, if the Notice is not dated, on the date the Notice is received at our Service Center.

To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

The Contract Owner may name a Beneficiary to receive the Death Proceeds payable under the Contract. If the Beneficiary is not living on the date payment is due or if no Beneficiary has been named, then the Death Proceeds will be paid to the Owner or, if the Insured is the Owner, to the Insured’s estate.

The Contract Owner may change the Beneficiary by giving Notice while the Insured is living. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we received the Notice.

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any part of the Contract.

Termination

Your Contract will terminate if the Insured dies, if you surrender the Contract, if you exercise the right to a full

THE CONTRACT

payout under the accelerated death benefit rider, if a premium required to keep the Contract in force has not been paid by the end of the grace period or due to an excess loan.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. See your Contract for details.

PREMIUMS

Flexible Premiums

This Contract is a flexible premium contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. We will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. You may also choose to make pre-authorized automatic premiums using our electronic payment program. In most cases, you may make changes in frequency and payment amounts at any time with adequate Notice.

We recommend that you pay at least the basic Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will not lapse if the Cash Surrender Value is not sufficient to pay the monthly deductions during any period of adverse investment returns. See Death Benefit Guarantee. In certain circumstances, a premium payment may cause the Contract to be characterized as a Modified Endowment Contract. See Federal Tax Matters. You should discuss the amount and frequency of your premiums with your Thrivent Financial representative.

Premium in Default and Grace Period

Unless a Death Benefit Guarantee is in effect, a premium is in default on a Monthly Anniversary if a monthly deduction to be made on that date would result in a Cash Surrender Value less than zero. You will be given 61 days from the date notice is mailed to you (in most states) to pay the required premium in order to avoid lapse. In addition, the Contract will lapse whenever the Contract Debt exceeds the Accumulated Value and 61 days have elapsed since we mailed notice to you. We will notify you of the premium required to keep the Contract in force. The amount indicated in the notice will be based on the Valuation Date on which the notice is produced. The amount needed to prevent the Contract from lapsing may increase or decrease daily based on fluctuations in the Subaccounts you selected. You should discuss the amount with your Thrivent Financial representative. The Contract will continue in force through the grace period.

If the Insured dies during the grace period, the Death Proceeds payable will be reduced by the amount of the monthly deductions due and unpaid and the amount of any outstanding Contract Debt.

Net Premiums & Premium Allocation

We deduct from each premium, including the initial premium, a percent of premium charge of 5% for sales expenses. The remainder of the premium is the “Net Premium.” The percent of premium charge may not be deducted in certain situations. Net Premiums are the

PREMIUMS

amounts we direct to the various Subaccounts and/or Fixed Account according to your allocation instructions.

We allocate Net Premiums according to the allocation instructions on your application or most recent allocation instructions on file. Your allocation must be in whole percentages and total 100%. If the allocation request is not completed, is not in whole percentages or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation percentages for future payments at any time by giving us Notice.

If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See Definitions for “Valuation Date.”

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Electronic Payment Program

Our electronic payment program allows you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. All premiums are credited at the end of the Valuation Date when the premium is received. To set up the electronic payment program you may complete the applicable section on the application or, after the time of application on the appropriate Thrivent Financial form.

Limits

We reserve the right to:

♦	limit the amount of premiums; and

♦	refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

In addition to excluding life insurance Death Proceeds from the Beneficiary’s gross income, the Internal Revenue Code also excludes increases in Accumulated Value prior to receipt from the income of the Contract Owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the Accumulated Value be limited to a certain percentage of the death benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Accumulated Value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

CONTRACT VALUES

Accumulated Value

On the Contract Date, the Accumulated Value is the first Net Premium less any monthly deductions. After the Contract Date, Accumulated Value is equal to the sum of the Accumulated Values in the Contract’s Subaccounts, DCA Fixed Account, Fixed Account and Loan Account and may change daily.

The Accumulated Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit Value; adding together the resulting values of each Subaccount; and adding any Accumulated Value in the Fixed Account, DCA Fixed Account and the Loan Account.

While loans are not deducted from Accumulated Value, loans do reduce the amount you would receive upon surrender of your Contract and the amount available to pay charges. Loans do not share in the investment performance of the Subaccounts and accrue interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the Fixed Account.

Over the life of your Contract, many factors determine its Accumulated Value. They include:

♦	premiums paid;

♦	the investment experience of the Subaccounts;

♦	interest credited to the Fixed Account, DCA Fixed Account and Loan Account;

♦	loans taken and loan repayments;

♦	interest charged for any loans taken;

♦	partial surrenders taken; and

♦	charges and deductions taken.

Because a Contract’s Accumulated Value is based on the variables listed above, it cannot be predetermined. Accumulated Value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.

Amounts held in the Fixed Account, including the DCA Fixed Account, are invested with our General Account assets. Interest will be credited on net premiums allocated to the Fixed Account and on Accumulated Value transferred to the Fixed Account from the date of allocation or transfer. Interest is compounded daily and the effective annual interest rate will never be less than 3% and is subject to the Contract charges and deductions. There is no guaranteed minimum Accumulated Value for any Subaccount.

Fixed Account Accumulated Value

The Fixed Account Accumulated Value reflects Net Premiums allocated to the Fixed Account, transfers of Accumulated Value to or from the Subaccounts, interest credited, partial surrenders and any deductions. Each day the Accumulated Value in the Fixed Account will change based upon these factors. See the Contract for further detail.

DCA Fixed Account

The DCA Fixed Account accumulation value reflects the Net Premium directed to fund the account to establish the Dollar Cost Averaging program. The periodic transfers reduce the account monthly for 12 months. If the DCA Fixed Account election is cancelled before the end of the 12-month period, we transfer any remaining value to the Money Market Subaccount unless you request that it be transferred to a different Subaccount.

Loan Account

You establish the Loan Account when you take out a loan. The amount used to secure the loan is transferred to the Loan Account. The Loan Account is affected by repayments, additional loans and interest credited to and charged against it. Each day the accumulation value in the Loan Account will change based on these factors.

CONTRACT VALUES

Variable Account Accumulated Value

Number of Accumulation Units

The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.

The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:

♦	Net Premiums are allocated to the Subaccount; or

♦	Accumulated Value is transferred to the Subaccount from another Subaccount or from the Fixed Account; or

♦	repayment of loan amounts.

The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:

♦	Accumulated Value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;

♦	surrenders, partial surrenders and decrease charges are taken from the Subaccount;

♦	monthly deductions or transfer charges are taken from the Subaccount; or

♦	any loan taken.

Accumulation Unit Value

For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

The Accumulation Unit Value for a Subaccount for any Valuation Period is equal to:

♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;

♦	plus the amount of any dividend, capital gain or other distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;

♦	plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the Subaccount;

♦

divided by the total number of Accumulation Units held in the Subaccount at the end of the Valuation Period before any of the transactions, referred to in the Number of Accumulation Units subsection, have occurred.

Cash Surrender Value

The Cash Surrender Value is the total amount you will receive upon surrender of the Contract. It is equal to the Accumulated Value less any decrease charges and any outstanding loan principal and accrued interest and any deferred monthly deductions. The Cash Surrender Value changes daily, reflecting, among other things, increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested and interest credited in the Fixed Account, DCA Fixed Account and Loan Account, and any interest charged against the Loan Account. It is possible for the Cash Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount Accumulated Value, Fixed Account Accumulated Value, including DCA Fixed Account Accumulated Value and Loan Account Accumulated Value, the total Accumulated Value and the Cash Surrender Value at least annually.

DEATH BENEFITS

The primary reason to buy a life insurance Contract is for the death benefit it provides in the event of the Insured’s death. At the time of purchase, you chose between two Death Benefit Options: Option 1 (Level Death Benefit Option) or Option 2 (Variable Death Benefit Option). We determine the amount payable (Death Proceeds) depending on the Death Benefit Option in effect on the date of the Insured’s death. Death Proceeds payable upon the death of the Insured is the sum of the Death Benefit plus any insurance on the Insured’s life provided by Additional Benefits. Any loans, unpaid loan interest and any unpaid monthly deductions will reduce the Death Proceeds. The Death Benefit will be calculated as of the date of death.

Option 1 (Level Death Benefit Option)

The death benefit for this option remains level, but in limited situations will vary. Prior to age 100, the death benefit is the greater of the Face Amount, or the death benefit factor multiplied by Accumulated Value. If you keep your Contract in force for several years and your Accumulated Value continues to increase, your death benefit may be increased by a death benefit factor. This factor helps to ensure that your death benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your Attained Age. Your Contract includes a table of the death benefit factors. On or after age 100, the death benefit equals the Accumulated Value.

You should consider the Level Death Benefit Option if:

♦	you do not expect your insurance needs to generally increase; or

♦	you wish to minimize your insurance costs.

In general, the Level Death Benefit Option provides greater growth potential in Accumulated Value than the Variable Death Benefit Option. By choosing the Level Death Benefit Option, any increases in Accumulated Value reduce the actual risk amount and lower your cost of insurance.

Option 2 (Variable Death Benefit Option)

The Variable Death Benefit Option provides a death benefit that varies over time. Prior to age 100, the death benefit will be the greater of the Face Amount plus Accumulated Value, or the death benefit factor (described above) multiplied by Accumulated Value. The death benefit fluctuates correspondingly with your Accumulated Value. On or after age 100, the death benefit equals the Accumulated Value.

You should consider the Variable Death Benefit Option if:

♦	you expect your insurance needs to increase, or

♦	you wish to have the potential for an increasing death benefit.

In general, the variable option provides the potential for a greater death benefit than the level option.

Changing Your Death Benefit Option

You may ask to change your Death Benefit Option at any time before Attained Age 100. If we approve the change we will increase or decrease the Face Amount so your death benefit immediately after the change will be the same as immediately before the change.

If you change from the Level Death Benefit Option to the Variable Death Benefit Option, we will reduce your Face Amount by the amount of Accumulated Value on the date the change takes place. The decrease in Face Amount and any Decrease Charge will be applied to the most recent increase in Face Amount first, then to the next most recent increase(s) and finally to the initial Face Amount. We will not allow the change if it reduces your Face Amount below the minimum amount as defined on the schedule page of your Contract. If you change from the Variable Death Benefit Option to the Level Death Benefit Option, your Face Amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change.

DEATH BENEFITS

There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.

Changing Your Face Amount

You select the Face Amount when you apply for the Contract. You may change the Face Amount by giving us Notice. We will not permit any change that would result in your Contract being disqualified as a life insurance Contract under Section 7702 of the Internal Revenue Code. Changing the Face Amount may have tax consequences and you should consult a tax advisor before doing so. Your Thrivent Financial representative can assist you with your request. You can locate your Thrivent Financial representative by calling (800) 847-4836 or visiting our web page at www.thrivent.com.

Increasing Your Face Amount

Subject to our underwriting guidelines and policies, you have the right to increase the Face Amount at any time on or before the Insured’s 80th birthday.

Any increase in Face Amount is subject to the following conditions:

♦	We must receive a written application at our Service Center.

♦	We require evidence of insurability which meets our standards.

♦	The increase amount must be for at least $25,000.

♦	The Cash Surrender Value must be sufficient to cover the monthly deduction on the effective date of the increase.

Increases in your Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as gender (in most states), risk class, age and the time elapsed since issue. The increase will be effective on the date shown on the supplemental Contract schedule page we provide.

A new set of decrease charges will also apply to each increase in the Face Amount. We show these new charges on the supplemental Contract schedule page of your Contract.

Decreasing Your Face Amount

At any time before the Insured’s Attained Age 100, you have the right to decrease your Face Amount. Requirements for decreasing your Face Amount are:

♦	we must receive Notice at our Service Center;

♦	the Face Amount remaining in effect cannot be less than the minimum amount defined at issue on the schedule page; and

♦	premiums and Accumulated Value must be in compliance with Internal Revenue Code limits.

The decrease will become effective as of the Monthly Deduction Date on or following the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.

We subtract a decrease charge from the Accumulated Value if a decrease charge is in effect for that part of the Face Amount decreased. We show you the decrease charges applicable to you on the Table of Decrease Charges in your Contract.

A decrease in your Face Amount may cause your Contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax advisor before decreasing your Face Amount. See Federal Tax Matters.

Death Claims

In the event of the death of the Insured, we must receive Notice of death at our Service Center. Notice

DEATH BENEFITS

should include the Insured’s name and Contract number. A Thrivent Financial representative may assist in making such a claim.

As long as the Contract remains in force and Death Proceeds are payable, we will pay the Death Proceeds to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select or change a settlement option prior to, or after, the Insured’s death. If you are the Contract Owner and the Insured, your Beneficiary may choose a settlement option at the time of making a claim for death benefits. If no settlement option is selected, we will pay the proceeds in the form of a lump sum payment. The minimum amount that we will apply to a settlement option is $2,000. Additionally, the resulting payment must be at least $50. Once the Beneficiary chooses a settlement option, we will provide a settlement option agreement. In the settlement option agreement, we will reflect guaranteed payments, if any.

Settlement Options

Option 1: Interest

Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. You may withdraw all or part of the proceeds at any time.

Option 2: A Selected Amount of Income

With this settlement option the payee can choose to receive a fixed amount at regular intervals until the proceeds with interest have all been paid. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary chose to receive $1,000, paid annually, we would pay $1,000 annually until we pay out all of the remaining proceeds. The final payment may be smaller than prior payments.

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. The payee may withdraw the Commuted Value of all remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.

Option 3: A Specified Period

This option provides payments at regular intervals. The payee may choose a specified number of months or years, but may not choose a period exceeding the greater of 30 years or the payee’s life expectancy.

We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The amount of interest we pay may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of any remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.

Option 4: Life Payment

This settlement option is a form of annuity payment that continues until the payee’s death. The payee is the person receiving the income and upon whose life such payments are determined. We make payments to the payee at regular intervals during the annuitant’s life. Upon choosing this option, the payee also selects a guaranteed period of not more than 360 months or selects no guaranteed period at all. If the payee dies during the guaranteed payment period, payments will continue to a Beneficiary until the guaranteed payment period expires. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the payee receives

DEATH BENEFITS

would be higher if the payee chose no guaranteed payment period. However, the risk the payee takes is that he or she may die shortly after we issue the settlement agreement. The agreement would then terminate and all payments would cease.

The amount of the payments depends on the age and, where permitted, gender of the annuitant at the time we issue the payment agreement. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the “Annuity 2000 Table” annuitant mortality table.

Option 5: Joint & Survivor

This settlement option is another form of annuity payment or life income. In this case, there are two payees. The amount of payments are determined based on the lives of both of the payees. The payees may choose a guaranteed payment period of not more than 360 months, or may select no guaranteed payment period at all.

Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated Beneficiary. The Beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the agreement terminates.

The amount of the payments depends on the age and, where permitted, gender of the annuitants at the time we issue the payment agreement. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the “Annuity 2000 Table” annuitant mortality table.

We may also offer other payout options at our discretion.

Death Benefit Guarantee

A Death Benefit Guarantee ensures that your coverage will continue even if the Cash Surrender Value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.

The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. We show your particular Death Benefit Guarantee Premiums in your Contract. The Death Benefit Guarantee Premium is calculated specifically for each Contract on the Date of Issue. The Death Benefit Guarantee will vary by Issue Age, gender, Face Amount, Death Benefit Option, risk class and substandard ratings. The charges in the calculation include:

♦	the cost of insurance;

♦	the monthly administrative charge of $9 ($7.50 for Insureds Issue Age 17 and under);

♦	the percent of premium charge; and

♦	the charge for each additional benefit you choose.

Under the Contract, two Death Benefit Guarantees are generally available depending on the amount of your initial premium and Issue Age: the basic and the enhanced Death Benefit Guarantee. The basic Death Benefit Guarantee is available to you if you provide an initial premium payment that is at least the basic Death Benefit Guarantee Premium. The enhanced Death Benefit Guarantee is available to you if the Insured’s Issue Age is less than 70 and if you provide an initial

DEATH BENEFITS

premium payment that is at least the enhanced Death Benefit Guarantee Premium. Generally, the enhanced Death Benefit Guarantee provides a longer level of guarantee than the basic. The type of guarantee, the amount of the Death Benefit Guarantee Premium amount and termination date for the guarantee are shown on the schedule page of your Contract. Termination of the Death Benefit Guarantee differs between the two as follows:

♦ Basic Death Benefit Guarantee	The earlier of the Contract Anniversary after age 70 or 15 Contract Years, but at least for 5 years.

♦ Enhanced Death Benefit Guarantee	The Contract Anniversary on or next after the Insured’s 75th birthday.

Each month, we will determine if a Death Benefit Guarantee remains in effect. A Death Benefit Guarantee will remain in effect if, on each Monthly Deduction Date, the sum of all premiums paid and credited less any partial surrenders and loan amounts is greater than or equal to the sum of Death Benefit Guarantee Premiums for that guarantee since the Contract’s Date of Issue. If the Contract includes a disability waiver of monthly deduction benefit, the Death Benefit Guarantee Premium will not be added to this sum on any monthly anniversary on which we waive or credit the monthly deduction under that rider.

If this requirement is not met, we will notify you that an insufficiency has occurred. We will allow you 61 days to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee. If you do not pay the required premium, the Death Benefit Guarantee will expire and we will not reinstate it (in most states). However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.

If you change your Face Amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium applies from the effective date of the change.

Please note that the Death Benefit Guarantee will terminate automatically as determined by the type of Death Benefit Guarantee (described above). The termination date of the guarantee is listed on the schedule page of your Contract. After termination, the insurance coverage provided by the Contract will remain in force as long as your Cash Surrender Value is large enough to pay monthly deductions. See Contract Lapse and Reinstatement.

PARTIAL SURRENDERS AND SURRENDERS

You may surrender your Contract and receive your Cash Surrender Value or make a partial surrender by giving us Notice at our Service Center. The surrender or partial surrender will not be processed until we receive your request in Good Order. You may obtain information as to a surrender or partial surrender by contacting your Thrivent Financial representative or calling our Service Center at (800) 847-4836. We do not accept telephone requests for surrenders.

Verification of Identity

We require a Medallion Signature Guarantee for any surrender, partial surrender or loan disbursement in an amount of $500,000 or more. Certain requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent Financial representative. These authentication procedures are designed to protect

PARTIAL SURRENDERS AND SURRENDERS

against fraud. Such an authentication procedure may be required for a:

♦	Request to receive funds with a value of $100,000 or more;

♦	Request to send funds to an address other than the one listed for the Contract Owner;

♦	Request to wire funds or directly deposit funds to a bank account with a bank account registration different than the bank account listed for the Contract Owner;

♦	Request to make funds payable to someone other than the Contract Owner;

♦	Request to receive funds if there has been a change of address for the Contract Owner within the preceding 15 days; and

♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative. You should consider the tax implications of a surrender or loan before you make a request. See Federal Tax Matters.

Complete information pertaining to your individual situation is available through our Service Center at (800) 847-4836.

Partial Surrenders

Partial surrenders offer you a way to access your Accumulated Value. You may withdraw part of your Cash Surrender Value by giving us Notice. Each partial surrender must be at least $200. You may not make a partial surrender if the remaining Cash Surrender Value would be less than $300. Partial surrenders are implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial surrender will be taken from the Subaccounts and Fixed Account according to the ratio that the Contract’s Accumulated Value in the Subaccount or Fixed Account bears to the total Accumulated Value less any loan plus accrued interest of the Contract at the time of the partial surrender; or any other administrative option you choose that is available at the time of the partial surrender. During the first 10 Contract Years, a $25 charge will be deducted from the Accumulated Value for each partial surrender after the first one in any Contract Year. An amount withdrawn may not be repaid.

A partial surrender may have tax consequences. See Federal Tax Matters. It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Federal Tax Matters.

For a Contract with Option 1 (Level Death Benefit Option):

A partial surrender will reduce your Accumulated Value, Face Amount, death benefit and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirements. If the death benefit is equal to the Face Amount at the time of the partial surrender, the amount of the reduction in the death benefit will be equal to the amount of the partial surrender. If the death benefit is greater than the Face Amount, (a) the Face Amount will be reduced by the amount (if any) by which the partial surrender amount exceeds the difference between the death benefit and the Face Amount, and (b) the new death benefit will be

PARTIAL SURRENDERS AND SURRENDERS

based on the death benefit factor, Accumulated Value, and Face Amount after the reduction.

The Face Amount remaining in effect after a partial surrender may not be less than the minimum Face Amount as defined on issue in the schedule pages of your Contract. We will not grant any request for a partial surrender that would reduce the Face Amount below this amount.

For a Contract with Option 2 (Variable Death Benefit Option):

A partial surrender will reduce the Accumulated Value, death benefit and the amount of premiums paid. Since the premiums paid are reduced, partial surrenders also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial surrender will not reduce the Face Amount.

Surrender

You may surrender this Contract for its Cash Surrender Value by giving us Notice. If you surrender your Contract, you will receive the Accumulated Value less any decrease charge and outstanding loan balance.

A full surrender of your Contract may have tax consequences. See Federal Tax Matters.

Postponement of Payments

We typically process any surrender, partial surrender, death benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial surrender, transfer loan or on the death of the Insured whenever:

♦	the New York Stock Exchange is closed or trading is otherwise restricted;

♦	the SEC has determined that an emergency exists;

♦	the SEC requires that trading be restricted; or

♦	the SEC, by order, permits such postponement for the protection of Contract Owners.

We also may postpone any transfer from the Fixed Account or payment of any portion of the amount payable upon surrender, partial surrender or loan from the Fixed Account for not more than 6 months from the day we receive Notice and, if required, your Contract.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial surrenders, surrenders or death benefits. Once restricted, money is held in that account until instructions are received from the appropriate authority.

TRANSFERS

While the Insured is alive and the Contract is in force, you may transfer the Accumulated Value among the Subaccounts and Fixed Account by giving us Notice.

You may make twelve transfers per Contract Year without charge. There will be a $25 charge for each transfer in excess of twelve excluding any automatic transfers from the DCA Fixed Account or the Money Market Subaccount. We consider all amounts transferred on one day to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts.

Only one transfer may be made from the Fixed Account in each Contract Year which, if made, counts toward the twelve allowable transfers. If the accumulated value in

TRANSFERS

the Fixed Account immediately before the transfer is at least $2,000, the amount transferred may not exceed 25% of the accumulated value in the Fixed Account. Otherwise, the amount transferred may not exceed $500.

Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit Values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The minimum amount that may be transferred from a Subaccount or the Fixed Account is $50 or, the entire Accumulated Value in that Subaccount or Fixed Account, if less.

Frequent Trading Policies

Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.

As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number. See Fee Tables.

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

Dollar Cost Averaging

Your Contract provides for two different Dollar Cost Averaging programs that allow you to have automatic periodic transfers made to one or more Subaccounts. Dollar Cost Averaging is generally suitable if you are

TRANSFERS

making a substantial deposit to your Contract and desire to control the risk of investing at the top of a market cycle. Either Dollar Cost Averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar Cost Averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals.

Neither Dollar Cost Averaging program allows you to make automatic transfers to the Fixed Account or a Fixed Period Allocation.

Dollar Cost Averaging from the Fixed Account.

This program is no longer available because the Contract is no longer sold. At the time of your application, you had the option to dedicate a premium of at least $1,000 to be allocated to a one-year allocation in the Fixed Account (the “DCA Fixed Account”) for automatic monthly transfers to one or more Subaccounts. Any amount allocated to the DCA Fixed Account was credited with an interest rate determined when the payment was received and was guaranteed for the duration of the one-year period.

One-twelfth of any amount you allocated to the DCA Fixed Account was transferred to the designated Subaccounts when we allocated your initial premium, and subsequent transfers were made on the same date each month for the next 11 months. If that date fell on a date at the end of the month like the 29th, 30th, or the 31st and the subsequent month did not have a comparable date, we processed the transfer on the first business day of the following month. If the date fell on a weekend the transfer was processed on the following business day. The amount of the transfer each month was equal to the Accumulated Value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminated the automatic transfers before the twelfth transfer, the Accumulated Value in the DCA Fixed Account would have been transferred to the Thrivent Money Market Subaccount unless you requested that it be transferred to a different Subaccount.

Money Market Dollar Cost Averaging.

You may establish a Dollar Cost Averaging program to make periodic transfers of at least $50 from the Money Market Subaccount to one or more other Subaccounts by giving us notice. Transfers will be made automatically on the date you select (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until we receive Notice from you to discontinue the program, whichever is sooner. If the amount remaining in the Thrivent Money Market Subaccount drops below the amount you established to be transferred, the entire remaining balance will be transferred on the next transfer date and the Money Market Dollar Cost Averaging program will be discontinued. If the program is discontinued and you want systematic transfers to resume from the Money Market Subaccount, you must provide us Notice and assure adequate funding in the Money Market Subaccount.

Automatic Asset Rebalancing Program

As the value of your Subaccounts changes, the distribution of Accumulated Value among those Subaccounts also changes. The Automatic Asset Rebalancing program transfers your Contract’s value among the variable investment options (this excludes the Fixed Account). You may choose to automatically rebalance your Accumulated Value in the Subaccounts periodically under the Automatic Asset Rebalancing program according to the percentage allocation you determine at the time of setting up this program.

Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you elect (however, you may not choose a date later than the 28th). Before you begin the program, you should determine your investment goals and risk tolerance. Use of this program will not ensure any gain nor protect against any loss in overall Accumulated Value.

TRANSFERS

You can elect to participate in the program at the time of application or at a later time. To elect to participate in the program after application, we must receive Notice at our Service Center from you. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change it. You can change your allocations at any time by giving us Notice. You can also stop or suspend the program by providing Notice to our Service Center. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program.

Periodic rebalancing takes into account increases and decreases in Accumulated Values in each Subaccount. Any transfers resulting from rebalancing will not incur a transfer charge.

TELEPHONE AND ONLINE TRANSACTIONS

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses.

Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written Notice. If due to malfunction or other circumstances, the request is incomplete or not fully comprehensible, we will not process the transaction.

We reserve the right to suspend or limit telephone and online transactions.

Owners can complete certain transactions online at www.thrivent.com or complete telephone transactions by contacting the Service Center at (800) 847-4836.

Timely Processing

We will process all requests in a timely fashion. Requests received prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Account accumulated value may be deferred up to six months.

LOANS

While the Insured is living and after your Contract has been in force for 60 days from the Date of Issue, you may, by giving us Notice, use your Accumulated Value as security for a loan of your Cash Surrender Value. The maximum available loan amount is an amount such that the total loan or loans will not exceed 90% (in most states) of Accumulated Value less decrease charges at the time of the loan request.

For Contract loans, interest will accrue on a daily basis at a maximum annual rate of 5% on the loan balance. On the 10th Contract Anniversary, any Debt that does not exceed 60% of the Accumulated Value will be automatically changed to a preferred loan. On each subsequent Contract Anniversary, we will automatically change to a preferred loan the portion of Debt, if any, that is not a preferred loan and does not increase the sum of preferred loans on this contract to more than 60% of the Accumulated Value on that date. On or after the 10th Contract Year, when you take a new loan we will add the new loan to Debt and then change to a preferred loan the portion of the Debt, if any, that is not a preferred loan and does not increase the sum of preferred loans on this contract to more than 60% of the Accumulated Value on that date. Interest will accrue on a daily basis at a maximum annual rate of 3% on any preferred loan balance.

When a loan is made, Accumulated Value will be transferred to the Loan Account to secure the loan. Accumulated Value will be transferred from the Subaccounts or Fixed Account according to the ratio that the Accumulated Value in the Subaccounts or Fixed Account bears to the total Accumulated Value less loan and loan interest; or according to any other administrative option you choose and available at the time of the loan. The amount transferred to the Loan Account will continue to be treated as part of the Contract’s Accumulated Value. An interest rate of 3% will be credited to the Loan Account.

While your Contract is in force, you may repay, at any time, all or part of your loan. All loan repayments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks.

Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we credit your Loan Account then transfer the repayment from the Loan Account to the Subaccounts and the Fixed Account. Repayments will be allocated according to your premium allocation. Total Accumulated Value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on Accumulated Value growth.

A loan reduces your Cash Surrender Value, your Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. Depending upon investment performance of the Subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Proceeds, before exercising these privileges.

A loan may have tax consequences. See Federal Tax Matters.

CONTRACT LAPSE AND REINSTATEMENT

Lapse

Your Contract will lapse (that is, terminate without value) if:

♦	your monthly deductions are greater than your Cash Surrender Value,

♦	the Death Benefit Guarantee is not in effect, and

♦	payment of the required premium to keep the Contract in force is not received within 61 days of the date notification is mailed to you (in most states).

If the Contract lapses, you have the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated

CONTRACT LAPSE AND REINSTATEMENT

limitations are described below and in more detail in your Contract.

Reinstatement

You may reinstate the Contract any time within three years after it has lapsed (some states may require a longer period to be able to reinstate your Contract). You cannot reinstate a Contract that was surrendered by you. To reinstate your Contract you must provide evidence of insurability that meets our standards and submit the required payment equal to or more than:

♦	the amount to cover the monthly deductions that were not made during the grace period;

♦	an amount to keep this Contract in force for at least two months, based on unit values on the date of reinstatement; and

♦	all unpaid monthly deductions existing at the end of the grace period; and

♦	repayment of any loan amount and loan interest.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement.

We may contest the validity of the reinstated Contract based only upon statements made in the application for reinstatement for two years from the date of reinstatement.

CHARGES AND DEDUCTIONS

Charges are necessary to pay death benefits and to cover the expenses generated by issuing, distributing and administering the Contract. We may profit from one or more of the charges under the Contract. We may use these profits for any corporate purpose including our fraternal activities.

Transaction Fees

Charges Deducted from Premiums (Percent of Premium Charge)

We charge a percent of premium charge of 5% on premiums. We use this charge to cover the costs of sales and other expenses.

Decrease Charge

If you choose to surrender your Contract, reduce your Face Amount, or if the Face Amount is decreased as a result of a partial surrender or Death Benefit Option change, we will reduce your Accumulated Value by the applicable decrease charge. Decrease charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. For decreases in the Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 Contract Years following an increase in Face Amount), we calculate the amount of the decrease charge at the time of the reduction in Face Amount or surrender. We do not deduct this amount until the next Monthly Deduction Date or upon surrender or lapse, if earlier. We do not impose any other charges (such as mortality and expense risk charges) on the decrease charge amount during this time. Because the decrease charge is not immediately deducted, you retain the investment risk on such amount prior to deduction and will bear any investment loss and benefit from any investment gain on such amounts. If the decrease charge applies to a partial surrender, the decrease charge will be deducted from the Subaccounts and Fixed Account in the same ratios as used for the partial surrender. If the decrease charge applies to other Face Amount decreases, the decrease charge will be deducted from the Subaccounts and Fixed Account in the same ratios as the monthly deduction is taken. New decrease charges apply to each Face Amount increase.

The decrease charge is assessed on a per thousand basis. The amount per thousand of Face Amount varies by gender (in most states), Face Amount, risk class and Issue Age. For the first five years of the Contract,

CHARGES AND DEDUCTIONS

decrease charges remain level then grade to zero by the end of the 10th Contract Year. Beginning in the 11th year after the Date of Issue (assuming no increases in Face Amount), the decrease charge will be zero. We list your decrease charges in your Contract.

If you increase your Contract’s Face Amount, a new decrease charge is applicable to the increased amount, in addition to any existing decrease charge. We list your actual decrease charges for the increased Face Amount separately on a supplementary Contract schedule. We mail the supplementary Contract schedule to you after we process the request for increase in Face Amount.

The following is an example of decrease charges for a 40-year-old male in the preferred non-tobacco risk class, $150,000 Face Amount:

Contract Year	Decrease charge per Thousand Dollars
1	$14.72
2	14.72
3	14.72
4	14.72
5	14.72
6	12.26
7	9.81
8	7.36
9	4.91
10	2.45
11	0.00

If you decrease the Face Amount while the decrease charge applies, we assess a decrease charge on a per $1,000 basis. We subtract the amount of decrease first from any previous increases in the Face Amount, starting with the most recent and then as needed from the original Face Amount.

Surrender Charge

During the first 10 Contract Years, we charge $25 for each partial surrender after the first partial surrender each Contract Year. This charge is in addition to the amount withdrawn. The timing and treatment of this charge is similar to the decrease charge as described previously.

Transfer Charge

You may make up to twelve transfers per Contract Year from Subaccounts without charge. We charge $25 for each transfer in excess of twelve per Contract Year. This charge is deducted from the Subaccounts and the Fixed Account in proportion to the amount transferred from each. Transfers resulting from Dollar Cost Averaging, asset rebalancing and loans do not count as transfers for the purpose of assessing this charge.

Monthly Deductions from Accumulated Value

We deduct certain charges from Accumulated Value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Accumulated Value less any loan interest in the Contract. With our approval, you may choose other allocations of the monthly deductions. We deduct charges each month, beginning with the Contract Date (effective retroactive to the Date of Issue, if different) then monthly thereafter on each Monthly Deduction Date, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the next Valuation Date. Because portions of the deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:

♦	the cost of insurance charge;

♦	the monthly mortality and expense risk charge;

♦	the monthly administrative charge; and

♦	charges for additional insurance benefits (riders), if any.

Cost of Insurance

We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (including Issue Age, gender (in most states), risk class, rating class, duration, and Face Amount) that would cause it to vary from Contract to Contract.

CHARGES AND DEDUCTIONS

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial Face Amount equals: the cost of insurance rate for the Insured’s age shown in your Contract, multiplied by the initial net amount at risk of your Contract divided by 1,000. Factors that affect the amount at risk include investment performance, payment of premiums, charges partial surrenders and surrenders. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Date (effective retroactive to the Date of Issue, if different).

We underwrite the applicant to determine the risk class using information provided in the application and in other sources permitted by law. The factors that we consider for underwriting include, but are not limited to:

♦	the amount of insurance applied for,

♦	the proposed Insured’s age,

♦	outcome of medical testing,

♦	reports from physicians (attending physicians’ statements); or

♦	other information such as financial information that may be required.

Based on this information, standard or preferred coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases cost of insurance rates or, in some cases, the proposed Insured may be declined.

Cost of Insurance Rates

Cost of insurance rates are determined for the initial Face Amount and each increase in Face Amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality, expense and persistency experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates in the Contract. These guaranteed rates are determined based upon the Insured’s Attained Age and the applicable rate in the 1980 CSO Mortality Tables for Non-smokers and Smokers. We currently use cost of insurance rates that are generally lower than the guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

Our current cost of insurance rates apply uniformly to all Insureds of the same Issue Age, duration, gender, risk class and rating within the same band. Banding refers to the Face Amount. For purposes of this charge, the Face Amount includes any increases to the Face Amount made subsequent to the initial Face Amount and also includes the amount of any term rider coverage on the Insured under this Contract. Face Amounts within increasingly higher bands will generally result in a reduced cost of insurance on a per thousand basis. Any changes in the cost of insurance rates will apply uniformly to all Insured of the same risk class within the same band. The bands for this charge are as follows:

Banded Levels

$25,000 to $99,999

$100,000 to $249,999

$250,000 to $499,999

$500,000 to $999,999

$1,000,000 and above

The cost of insurance rates generally increase as the Insured’s Attained Age increases, and they vary with the number of years the Face Amount or any increase in Face Amount has been in force. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the preferred risk class generally will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The seven risk classes consist of the following:

1.	Super-Preferred, Non-Tobacco
2.	Preferred Non-Tobacco

CHARGES AND DEDUCTIONS

3.	Preferred Tobacco
4.	Standard Non-Tobacco
5.	Standard Tobacco
6.	Substandard Non-Tobacco (Rated)
7.	Substandard Tobacco (Rated)

Insureds in non-tobacco risk classes will generally have a lower cost of insurance rate than similarly situated Insureds in tobacco risk classes. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance Contract of similar risk class we offer.

Mortality and Expense Risk Charges

The mortality and expense risk charge is a monthly charge for risks that we assume in the Contracts. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

The following table outlines our current annual mortality and expense risk charge that will be assessed from and based on the Accumulated Value of all of your Subaccounts. These charges are different in Maryland. No mortality and expense risk charges are deducted from the Fixed Account. This is a tiered charge based on your Accumulated Value at the time the charge is deducted.

	Maximum M&E Charge
	For Contract Years:
Subaccount Accumulated Value	0 to 10	More than 10 years
• 0 up to $25,000	1.10%	0.90%
(monthly)	(0.09121)	(0.07469)
• Next $75,000	1.00	0.80
(monthly)	(0.08295)	(0.06642)
• $100,000 and above	0.90	0.70
(monthly)	(0.07469)	(0.05815)

Administrative Charge

We deduct a charge to cover administrative costs. This charge covers such expenses as premium billing and collection, Accumulated Value calculation, transaction confirmations and periodic reports. This charge is dependent upon the Issue Age of the Insured. For Contracts we issue to Insureds whose Issue Age is from 0 to 17, we charge a monthly charge of $7.50. We charge all others $9 per month.

Rider or Additional Benefit Charge

If your Contract includes riders or additional benefits, we will deduct a monthly cost for those benefits from the Accumulated Value. Benefits include guaranteed increase option, disability waivers, applicant waiver and accidental death, term insurance rider, child term rider and spouse term insurance rider.

Fund Charges

The value of the net assets of each Subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. For more information on these fees and expenses, refer to the Fund prospectus and Fee Tables above.

Variation or Reduction of Charges

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales

CHARGES AND DEDUCTIONS

expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract Owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such change.

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Services (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account,

FEDERAL TAX MATTERS

are to be “adequately diversified.” If the Variable account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contact owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Death Proceeds

In general, the amount of the Death Proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Proceeds being taxable.

If the Death Proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3, 4 or 5, generally payments will be prorated between amounts attributable to the Death Proceeds, which will be excludable from the Beneficiary’s income. If the Death Proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

Death Proceeds may be subject to state and/or federal estate and/or inheritance tax. The entire amount of Death Proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the

FEDERAL TAX MATTERS

Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Accumulated Value over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. Taxable income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts That Are Not MECs

Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General

If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.

Tax Treatment of Loans from Contracts that Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

Taxation of Contracts that Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first

FEDERAL TAX MATTERS

7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the Contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Accumulated Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased by the same person from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or

FEDERAL TAX MATTERS

employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an Insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner

FEDERAL TAX MATTERS

notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

ADDITIONAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly costs for these riders from Accumulated Value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Benefit

This benefit generally provides an additional death benefit when the Insured dies from accidental bodily injury. Subject to our overall limit on accidental death benefits, you may choose the amount of coverage up to the same amount as the Face Amount of your Contract. Any accidental death benefit payable would be in addition to your basic death benefit. The charge for this rider, based on Issue Age, is a per-thousand rate multiplied by the accidental death amount.

Disability Waivers

You may choose one of two different disability waivers. Waiver of monthly deductions provides that, in the event of your qualifying disability, we will waive your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The charge for this rider is a percentage based on Attained Age multiplied by the amount of each monthly deduction.

Waiver of selected amount credits the amount selected at issue. The charge for this rider is a percentage based on Attained Age multiplied by the selected amount.

Applicant Waiver of Selected Amount

This benefit enables the applicant on a Contract on the life of a minor to have selected amounts credited to the Contract if the applicant becomes disabled (as described above) or dies. Amounts will be credited until the end of the benefit period as defined in the rider. The charge for this benefit is a percentage based on Attained Age of the applicant and Issue Age of the Insured multiplied by the selected amount. The charge will apply until the rider terminates. The rider will terminate on the earliest of the following dates:

1.	The date the applicant reaches age 65 or the end of a benefit period, if later.
2.	The date control of the Contract is transferred to the Insured.
3.	The date the Contract terminates.
4.	The first monthly anniversary on or after the date we receive Notice to cancel the rider.

Guaranteed Increase Option

Purchasing this option allows you to increase the amount of coverage without having to show evidence of

ADDITIONAL BENEFITS AND RIDERS

insurability at certain pre-defined opportunities. The charge is a per-thousand rate multiplied by the size of the guaranteed increase amount.

Child Term Life Insurance

This rider generally pays a benefit to the Beneficiary in the event of the death of a covered child of the Insured prior to the rider anniversary following the child’s 25th birthday. Conversely, in the event of the death of the Insured, the rider for any covered child will become child paid-up term insurance in force to the child’s 25th birthday. Beginning on the rider anniversary on or after the covered child’s 21st birthday, the child will have the option to purchase his or her own life Contract without having to provide evidence of insurability. The charge for this benefit is a per-thousand rate multiplied by the amount of rider coverage. The charge does not depend upon the number of children Insured.

This rider may be issued even if there are no eligible children at the time the Contract is issued. In this case, there is no charge for this rider while there are no covered children. If you notify us within 6 months of the first birth or adoption, your child, and any subsequent children, will be covered without evidence of insurability. Charges will begin six months after the date of birth or adoption.

Term Life Insurance and Spouse Term Life Insurance

These riders provide additional term life insurance. The riders are available on the life of the Insured and/or on the life of the spouse of the Insured for up to 30 years. The charge for this benefit is a per-thousand cost of insurance rate multiplied by the amount of rider coverage.

Cost of Living Adjustment Benefit

This benefit annually adjusts the Face Amount of the Contract and, if elected, your premium payments to keep pace with the Consumers’ Price Index. The maximum increase is the smallest of 1) the CPI increase on a Contract Anniversary multiplied by the Face Amount rounded up to the next $100; 2) 10% of the Face Amount; and 3) $50,000. As a result of increasing the Face Amount, monthly deductions will increase. Furthermore, a new schedule of decrease charges will apply to any resulting increase in Face Amount. Any resulting increase to the Face Amount will also require a new Death Benefit Guarantee Premium amount to be determined. There is no separate charge to implement this benefit, however, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earliest of the:

1)	expiration date for the rider shown on page 5-COL of the Contract;
2)	date the Contract terminates;
3)	date the Contract owner rejects an increase in Face Amount under the rider;
4)	effective date of any decrease in Face Amount;
5)	date the sum of the increases in Face Amount due to this rider equals or exceeds two times the Face Amount on the date of issue of the rider;
6)	the effective date of any increase in Face Amount that has a rated Risk Class; and
7)	the date the Contract owner gives Notice to cancel the rider.

Accelerated Benefits Riders

Accelerated Benefits Rider—Generally Available on Contracts Applied for Prior to January 15, 2008

This rider pays a portion of the death benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life. Tax consequences may result. See Federal Tax Matters.

ADDITIONAL BENEFITS AND RIDERS

Accelerated Death Benefit for Terminal Illness

You may add this rider at any time without cost. The rider allows you to receive the present value of the death benefit tax free if eligibility requirements are met. Eligibility requirements include doctor certification that the Insured is terminally ill. State variations apply.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its insurance producer for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an insurance producer of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation

SALES AND OTHER AGREEMENTS

consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative at 50% of commissionable premiums when you make increases in coverage. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. Your financial representative may receive asset-based compensation ranging from 0% to 0.30% of the Accumulated Value, if eligible. In addition, your financial representative may receive asset-based compensation ranging from 0% to 0.30% of all premiums paid plus 0% to 0.30% of the cash value annually, for the life of the Contract, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the statement of additional information.

DEFINITIONS

Accumulated Value: The total value of the Contract. Accumulated Value equals the sum of the Subaccounts, the Fixed Account, the DCA Fixed Account and the Loan Account.

Accumulation Unit: A unit of measure used to calculate the Accumulated Value in each Subaccount of the Variable Account.

Accumulation Unit Value: On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.

Additional Benefits: Benefits provided by riders, if any, attached to the Contract.

Attained Age: Attained Age on any day is the Insured’s age on the Contract Anniversary on or immediately prior to that day.

Automatic Asset Rebalancing: An elective feature of the Contract that provides an automatic rebalancing of Accumulated Values of Subaccounts in accordance with your previously established rebalancing percentages.

Beneficiary: The person(s) named by the Contract Owner to receive the Death Proceeds under the Contract. A Beneficiary need not be a natural person.

Cash Surrender Value: The Accumulated Value of the Contract less any applicable decrease charges and outstanding loan balances and any deferred monthly deductions.

Commuted Value: The present value of any remaining future payments for the rest of the guaranteed payment period.

Contract: The flexible premium variable life insurance Contract offered by us, (Thrivent Financial) and described in this prospectus. The Contract consists of the Contract, any additional riders or benefits, amendments, endorsements, the application and the articles of incorporation and bylaws.

Contract Anniversary: The same day and month in each succeeding year as the Date of Issue.

Contract Date: The later of the Date of Issue or the date we receive in Good Order the first premium payment at our Service Center.

Contract Year: The 12-month period following the Date of Issue or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Date of Issue.

Date of Issue: The date when we issue the Contract. This date will be specified in the Contract and may be different from the Contract Date. The Date of Issue is the date as of which we begin to apply deductions from your Accumulated Value.

DCA Fixed Account: You establish this account only when you set up the Dollar Cost Averaging plan. Net Premiums are directed to this account for subsequent monthly transfers into Subaccounts according to your allocation instructions. The amount in the DCA Fixed Account is credited with an interest rate that is determined when the payment is received. It is not a Subaccount. The DCA Fixed Account is part of our General Account, which includes all of our assets other than those in any Variable Account. The DCA Fixed Account is included as part of the Accumulated Value of your Contract.

Death Benefit Guarantee: A Contract provision that guarantees that insurance coverage will not lapse if your Cash Surrender Value is not adequate to cover the current monthly deductions as long as premium requirements are met. There are two levels of Death Benefit Guarantees available: basic and enhanced.

Death Benefit Guarantee Premium: The minimum monthly premium required to keep the Death Benefit Guarantee(s) in effect. Different combinations of age, gender, risk class, Face Amount, Death Benefit Option and additional benefits will result in different Death Benefit Guarantee Premiums.

Death Benefit Option: Either of the two methods used to determine the death benefit.

Death Proceeds: The amount paid upon the death of the Insured.

Debt: All unpaid contract loans plus accrued interest.

Dollar Cost Averaging: An elective program that systematically moves dollars from either the DCA Fixed Account or the Money Market Subaccount.

DEFINITIONS

Face Amount: The amount of life insurance for which we issued the Contract. The Face Amount of your Contract may change, as described in your Contract.

Fixed Account: A cash value accumulation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.

Free Look Period: The period of time in which you have the right to examine and cancel your Contract and receive, in most states, a refund equal to the sum of the Accumulated Value on the date the Contract is returned to us plus any percent of premium charge and any monthly deduction made.

Fund: Thrivent Series Fund, Inc., the mutual fund described in a prospectus accompanying this prospectus, consisting of several Portfolios that underlie Subaccounts of the Variable Account.

General Account: The General Account includes all assets we own that are not in the Variable Account or any other Subaccount.

Good Order: Any request that is submitted with any and all required forms, information, authorization, and funds, received at our Service Center in Appleton, Wisconsin.

Insured: The person on whose life the Contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

Issue Age: The age of the Insured as of his or her last birthday on the Date of Issue.

Loan Account: If there is a loan against the Contract, we set up a Loan Account for you. The Loan Account is equal to the amount transferred from any Subaccount, Fixed Account and/or any DCA Fixed Account to secure the loan plus any interest credited.

Monthly Deduction Date: The date each month on which we deduct charges from Accumulated Value. These monthly deductions occur once each month on the nearest Valuation Date, on or preceding the day of the month which corresponds to the day of the month that we issued the Contract.

Net Premium: The amount invested in the Contract after a 5% charge is taken for sales expenses. The percent of premium charge may not be deducted in certain situations.

Notice: A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content to us. While your Contract refers to written notice, administratively Notice may meet this requirement.

Owner: The person or entity who owns the Contract.

Service Center: Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Subaccount: A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the Contracts.

Thrivent Financial representative: A person who is appropriately licensed by state insurance department officials to sell the Contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

Thrivent Investment Management Inc.: An indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.

Valuation Date: Any day upon which the New York Stock Exchange is open for regular trading.

Valuation Period: The period from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our General Account.

we, us, our: Thrivent Financial.

you, your: The Owner of the Contract.

OBTAINING ADDITIONAL INFORMATION

To learn more about the Contract, you should read the Statement of Additional Information (SAI) that is incorporated by reference into this prospectus. The table of contents for the SAI is provided below for your reference.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY
Depositor
Registrant
SERVICES
Service Agreements and Other Service Providers
PREMIUMS
Administrative Procedures
Automatic Premium Loans
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
Surrender and Withdrawal
Material Contracts Relating to the Registrant
PRINCIPAL UNDERWRITER
Identification
Offering and Commissions
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
Special Purchase Plans
Underwriting Procedures
Increases in Face Amount
LAPSE AND REINSTATEMENT
LOANS
STANDARD AND POOR’S DISCLAIMER
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The prospectus and the SAI are available upon request. You can get these documents and all other documents required to be filed with the SEC free by the following means:

Notice:

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Online:

www.thrivent.com

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

OBTAINING ADDITIONAL INFORMATION

We will furnish upon request a copy of personalized illustrations of your Contract’s Death Benefits, Cash Surrender Values, and Accumulated Values.

You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Thrivent Variable Life Account I

1933 Act Registration No. 333-103454

1940 Act Registration No. 811-08289

THRIVENT VARIABLE LIFE ACCOUNT I

Statement of Additional Information

Dated April 30, 2014

Flexible Premium Variable Adjustable Life Insurance Contract

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: 800-THRIVENT	Telephone: 800-THRIVENT
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (SAI) contains additional information about the flexible premium variable life insurance contract (contract) offered by Thrivent Financial for Lutherans (Thrivent Financial) to persons eligible for membership in Thrivent Financial. This SAI is not a prospectus and should be read together with the prospectus for the contract dated April 30, 2014. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Service Center) at 4321 North Ballard Road, Appleton, WI 54919, by calling (800) 847-4836, or at www.thrivent.com.

1

GENERAL INFORMATION AND HISTORY

Depositor

Thrivent Financial, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002.

Registrant

Thrivent Variable Life Account I (the “Variable Account”) is a separate account of ours, which was established on May 8, 1997 and the first investment was made on March 31, 1998. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

SERVICES

Service Agreements and Other Service Providers

Assurance and audit services are provided by Ernst & Young LLP, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.

PREMIUMS

Administrative Procedures

If mandated under applicable law, we may be required to reject an initial premium.

Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:

(1)	to accept certain premiums;

(2)	to refund premiums;

(3)	to refund the earnings on premiums;

(4)	to refund any necessary accumulated value; and

(5)	to increase death benefit.

Automatic Premium Loans

The contract does not provide for automatic premium loans.

2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Incidental Benefits

We offer Additional Benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding Additional Benefits.

Surrender and Withdrawal

The prospectus provides a detailed discussion regarding Surrenders and withdrawals (referred to as Partial Surrenders and Loans in the Contract).

Material Contracts Relating to the Registrant

There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.

PRINCIPAL UNDERWRITER

Identification

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent Financial. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.

Offering and Commissions

The Contract is no longer being sold, however, additional premium payments and coverage increases are allowed pursuant to Contract terms. Offerings of units issued under the terms of the Contracts are continuous.

Duly licensed financial representatives of Thrivent Investment Management Inc. are also licensed by state insurance departments to sell Contracts as registered representatives. The Contracts have been offered in all states and the District of Columbia. Thrivent Investment Management Inc. will pay the financial representative commissions and other distribution compensation on the sale of the Contracts. This will not result in any charge to the Contract Owner in addition to the charges already described in the prospectus. In addition to direct compensation, financial representatives may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the contract, including other incentives or payments, are not charged directly to the owners of Contracts.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2011	2012	2013
$684,671	$416,472	$336,939

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ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 5% on each premium.

Special Purchase Plans

We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.

Underwriting Procedures

We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Increases in Face Amount

Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the Face Amount at any time before the Insured’s 80th birthday. Increases in Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.

A new set of Decrease Charges will also apply to each increase in the Face Amount. The Decrease Charge applies to decreases in Face Amount during the first 10 years following an increase in Face Amount. The Decrease Charge remains level during the first five years following an increase in Face Amount, and then decreases each Contract Year to zero after the 10th year following an increase in Face Amount. Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.

LAPSE AND REINSTATEMENT

The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.

LOANS

The prospectus provides a detailed discussion regarding loans.

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or

4

calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The statutory-basis statements of assets, liabilities and surplus of Thrivent Financial as of December 31, 2013 and 2012, as well as the related statutory-basis statements of operations, surplus, and cash flows for each of the three years in the period ended December 31, 2013, and for 2013 and 2012 the related financial statement schedules appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Life Account I as of December 31, 2013, and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interest of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

5

Report of Independent Auditors

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (“Thrivent Financial”), which comprise the statutory-basis statements of assets, liabilities, and surplus as of December 31, 2013 and 2012, and the related statutory-basis statements of operations, surplus, and cash flow for each of the three years in the period ended December 31, 2013, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, to meet the requirements of the State of Wisconsin the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 12.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Thrivent Financial at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

Report of Independent Auditors, continued

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Thrivent Financial at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance.

Minneapolis, Minnesota

February 18, 2014

Thrivent Financial for Lutherans

Statutory-Basis Statements of Assets, Liabilities and Surplus

As of December 31, 2013 and 2012

(in millions)

	2013	2012
Admitted Assets
Bonds	$37,437	$35,965
Stocks	1,163	1,205
Mortgage loans	7,298	7,336
Real estate	72	94
Cash, cash equivalents and short-term investments	1,430	3,336
Contract loans	1,220	1,244
Receivables for securities	11	18
Limited partnerships	2,362	2,282
Other invested assets	184	222

Total cash and invested assets	51,177	51,702

Accrued investment income	431	412
Due premiums and considerations	111	110
Other assets	29	40
Assets held in separate accounts	20,414	16,161

Total Admitted Assets	$72,162	$68,425

Liabilities
Aggregate reserves for life, annuity and health contracts	$39,894	$38,774
Deposit liabilities	2,887	2,888
Contract claims	244	230
Dividends due in following calendar year	232	251
Interest maintenance reserve	356	458
Asset valuation reserve	940	1,571
Transfers due from separate account	(492)	(369)
Payable for securities	987	3,079
Securities lending obligation	347	422
Other liabilities	634	688
Liabilities related to separate accounts	20,335	16,047

Total Liabilities	66,364	64,039
Surplus
Unassigned funds	5,797	4,385
Other surplus	1	1

Total Surplus	5,798	4,386

Total Liabilities and Surplus	$72,162	$68,425

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Operations

For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

	2013	2012	2011
Revenues
Premiums	$5,192	$4,951	$4,751
Considerations for supplementary contracts with life contingencies	140	242	260
Net investment income	2,575	2,566	2,533
Separate account fees	421	350	305
Amortization of interest maintenance reserve	151	130	100
Other revenues	45	66	38

Total Revenues	8,524	8,305	7,987

Benefits and Expenses
Death benefits	874	831	797
Surrender benefits	1,619	1,627	1,625
Change in reserves	1,121	1,309	1,477
Other benefits	1,245	1,397	1,376

Total benefits	4,859	5,164	5,275
Commissions	283	259	214
General insurance expenses	529	528	501
Fraternal benefits and expenses	155	153	162
Transfers to separate accounts, net	1,688	1,350	1,063

Total expenses	2,655	2,290	1,940

Total Benefits and Expenses	7,514	7,454	7,215

Gain from Operations Before Dividends and Capital Losses	1,010	851	772

Dividends	232	253	292

Gain from Operations Before Capital Losses	778	598	480

Realized capital losses, net	(78)	(93)	(56)

Net Income	$700	$505	$424

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Surplus

For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

	2013	2012	2011
Surplus, Beginning of Year	$4,386	$4,004	$4,096
Net income	700	505	424
Change in unrealized investment gains and losses	69	14	9
Change in non-admitted assets	129	(16)	5
Change in reserve due to change in valuation basis	—	221	—
Change in asset valuation reserve	631	(326)	(429)
Change in surplus of separate account	(36)	(20)	9
Pension liability adjustment	(81)	4	(110)

Surplus, End of Year	$5,798	$4,386	$4,004

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Cash Flow

For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

	2013	2012	2011
Cash from Operations
Premiums	$5,333	$5,196	$5,015
Net investment income	2,357	2,384	2,473
Other revenues	457	372	328

	8,147	7,952	7,816
Benefit- and loss-related payments	(3,617)	(3,721)	(3,799)
Transfers to separate account, net	(1,802)	(1,358)	(1,062)
Commissions and expenses	(1,248)	(891)	(875)
Dividends	(251)	(293)	(307)

Net Cash from Operations	1,229	1,689	1,773

Cash from Investments
Proceeds from Investments Sold, Matured or Repaid:
Bonds	6,923	7,682	8,111
Stocks	936	1,401	1,490
Mortgage loans	923	863	723
Other	666	363	441

Total proceeds from investments sold, matured or repaid	9,448	10,309	10,765

Cost of Investments Acquired:
Bonds	(10,601)	(7,799)	(9,767)
Stocks	(752)	(1,303)	(1,449)
Mortgage loans	(892)	(728)	(825)
Other	(543)	(599)	(466)

Total cost of investments acquired	(12,788)	(10,429)	(12,507)

Transactions under mortgage dollar roll program, net	2,165	(1,624)	(89)
Change in net amounts due to/from broker	(2,085)	1,480	216
Change in collateral held for securities lending	(75)	(27)	107
Change in contract loans	23	18	1

Net Cash from Investments	(3,312)	(273)	(1,507)

Cash from Financing and Miscellaneous Sources
Net (payments) deposits on deposit-type contracts	(104)	19	105
Other	281	(90)	(1)

Net Cash from Financing and Miscellaneous Sources	177	(71)	104

Net Change in Cash, Cash Equivalents and Short-Term Investments	(1,906)	1,345	370
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	3,336	1,991	1,621

Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,430	$3,336	$1,991

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements

For the Years Ended December 31, 2013, 2012 and 2011

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance, as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.

Use of Estimates

The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates involve those relating to fair values of investments, reserves for life, health and annuity contracts, and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:

Investments

Bonds:  Bonds, excluding loan-backed and structured securities, are generally carried at amortized cost. Discounts or premiums on bonds are amortized over the term of the securities using the effective interest method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the retrospective adjustment method, adjusted to reflect anticipated pre-payment patterns. Pre-payment assumptions are consistent with current interest rates.

Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent Financial sells an MBS to a counterparty and subsequently enters into a commitment to purchase another security at a later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $847 million and $3,011 million in the mortgage dollar roll program as of December 31, 2013 and 2012, respectively.

Stocks:  Preferred stocks are generally carried at cost. Common stocks for unaffiliated entities are carried at estimated fair value as determined by the Securities Valuation Office (“SVO”) of the National Association of Insurance Commissioners (“NAIC”). The common stock of Thrivent Financial’s wholly owned subsidiary is valued using the statutory equity method.

Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances adjusted for premium and discount amortization, less valuation adjustments and net of an allowance for credit losses. Interest

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Mortgage loans, continued

income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

Real estate:  Investments in real estate and home office real estate are valued at original cost plus capital expenditures less accumulated depreciation and encumbrances. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell. Depreciation expense is determined using the straight-line method over the estimated useful lives of the properties.

Cash, cash equivalents and short-term investments:  Cash and cash equivalents, which consist of demand deposits and highly liquid investments purchased with an original maturity of three months or less, are carried at amortized cost. Short-term investments have contractual maturities of 12 months or less at the time of acquisition. Included in short-term investments are investments in money market mutual funds, which are carried at fair value, and investments in commercial paper and agency notes, which are carried at amortized cost.

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Limited partnerships:  Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited equity of the investee.

Other invested assets:  Other invested assets primarily consist of derivative instruments and real estate joint ventures. Derivatives are carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Also included in other invested assets are investments in surplus notes, which are carried at amortized cost.

Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent Financial requires a minimum level of collateral to be held for loaned securities.

Offsetting assets and liabilities:  Thrivent Financial presents securities lending agreements on a gross basis in the statutory-basis financial statements.

Unrealized investment gains and losses:  Unrealized investment gains and losses on unaffiliated stocks are accounted for as a direct increase or decrease of surplus. Changes in undistributed surplus of affiliated common stocks are also recorded as a direct increase or decrease of surplus.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Realized capital gains and losses:  Realized capital gains and losses on sales of investments are determined using an average cost method. Thrivent Financial periodically reviews its security portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent Financial’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.

The potential need to sell securities that are in an unrealized loss position but which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent Financial has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security. Realized capital gains and losses on bonds sold prior to their maturity are transferred to the interest maintenance reserve.

Interest maintenance reserve (“IMR”):  Thrivent Financial is required to maintain an interest maintenance reserve. The IMR is primarily used to defer realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

Fair value of financial instruments:  In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the section Aggregate Reserves for Life, Annuity and Health Contracts.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Aggregate Reserves for Life, Annuity and Health Contracts

Reserves for life insurance contracts are calculated using primarily the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.0%. Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Reserves for variable annuities are computed using the methods and assumptions specified in Actuarial Guideline 43, including assumptions for guaranteed minimum death benefits and living benefits. Accident and health (“A&H”) contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent Financial waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Changes in estimates for reserves are recognized in the Statutory-Basis Statements of Operations in the period of change, except for those changes in valuation bases as specified in SAP, which are recognized as direct adjustments of surplus. During the third quarter of 2012, Thrivent Financial adjusted the valuation interest rate assumption used in calculating the reserves for payout annuities to more closely align with the NAIC-prescribed rates. The valuation adjustment was recorded directly to surplus and resulted in a decrease to aggregate reserves in the amount of $108.5 million and a decrease to liabilities for deposit-type contracts in the amount of $112.1 million.

Deposit Liabilities

Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent Financial to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Contract Claims Liabilities

Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Asset Valuation Reserve (“AVR”)

Thrivent Financial is required to maintain an asset valuation reserve, which is a liability calculated using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.

Premiums

Traditional life insurance premiums are recognized as revenue when due. Universal life and annuity premiums are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of over 1,300 chapters, whose members participate in locally sponsored charitable activities.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts, except for universal life contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive, health insurance and annuity contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent Financial is generally exempt from taxation; therefore, no provision for income taxes has been recorded.

Sale of Subsidiary Assets

During 2012, Thrivent Financial sponsored the formation of a federally chartered credit union and made an irrevocable contribution of capital totaling $45 million. Thrivent Financial Bank, a wholly owned subsidiary of Thrivent Financial Holdings, Inc., then sold substantially all of the net assets of its retail banking operations to the credit union. The contribution of capital was recorded as an operating expense in the Statutory-Basis Statement of Operations for the year ended December 31, 2012.

New Accounting Guidance

During 2013, Thrivent Financial adopted Statement of Statutory Accounting Principles No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (SSAP 102) and No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (SSAP 92). The principles changed the method of determining the plan’s funded status and the amount of obligation required to be recognized in the financial statements. As of January 1, 2013, the additional liability needing to be recognized totaled $125 million for Thrivent Financial’s pension and other retirement plans.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 18, 2014, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments

Bonds

The admitted value and fair value of Thrivent Financial’s investment in bonds are summarized below (in millions).

	Admitted Value	Gross Unrealized		Fair Value
		Gains Losses
December 31, 2013
U.S. government and agency securities	$2,524	$53	$59	$2,518
U.S. state and political subdivision securities	146	19	—	165
Securities issued by foreign governments	105	11	—	116
Corporate debt securities	25,935	2,032	419	27,548
Residential mortgage-backed securities	6,663	89	118	6,634
Commercial mortgage-backed securities	1,729	82	19	1,792
Collateralized debt obligations	3	2	—	5
Other debt obligations	332	7	5	334

Total bonds	$37,437	$2,295	$620	$39,112

December 31, 2012
U.S. government and agency securities	$2,208	$130	$2	$2,336
U.S. state and political subdivision securities	406	34	—	440
Securities issued by foreign governments	110	19	—	129
Corporate debt securities	24,469	3,456	39	27,886
Residential mortgage-backed securities	6,720	126	36	6,810
Commercial mortgage-backed securities	1,728	143	12	1,859
Collateralized debt obligations	3	2	—	5
Other debt obligations	321	7	2	326

Total bonds	$35,965	$3,917	$91	$39,791

The admitted value of corporate debt securities issued in foreign currencies was $123 million and $125 million as of December 31, 2013 and 2012, respectively.

The admitted value and fair value of bonds by contractual maturity as of December 31, 2013, are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Admitted Value	Fair Value
Due in one year or less	$1,062	$1,104
Due after one year through five years	6,902	7,518
Due after five years through ten years	12,110	12,533
Due after ten years	17,363	17,957

Total bonds	$37,437	$39,112

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Bonds, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2013
U.S. government and agency securities	26	$1,191	$52	1	$42	$7
Corporate debt securities	790	5,789	334	86	627	85
Residential mortgage-backed securities	90	4,111	95	32	312	23
Commercial mortgage-backed securities	38	380	15	8	68	4
Collateralized debt obligations	1	—	—	3	—	—
Other debt obligations	27	104	1	2	24	4

Total bonds	972	$11,575	$497	132	$1,073	$123

December 31, 2012
U.S. government and agency securities	3	$275	$2	—	$—	$—
Corporate debt securities	150	1,135	29	33	155	10
Residential mortgage-backed securities	20	1,639	3	48	322	33
Commercial mortgage-backed securities	3	26	—	8	87	12
Collateralized debt obligations	1	—	—	2	—	—
Other debt obligations	7	42	1	1	2	1

Total bonds	184	$3,117	$35	92	$566	$56

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Stocks

The cost and fair value of Thrivent Financial’s investment in stocks as of December 31 are summarized as follows (in millions):

	2013	2012
Unaffiliated preferred stocks:
Cost/statement value	$103	$91
Gross unrealized gains	8	12
Gross unrealized losses	(2)	(1)

Fair value	$109	$102

Unaffiliated common stocks:
Cost	$539	$635
Gross unrealized gains	162	88
Gross unrealized losses	(7)	(17)

Fair value/statement value	$694	$706

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Stocks, continued

	2013	2012
Affiliated common stocks:
Cost	$282	$282
Gross unrealized gains	84	126
Gross unrealized losses	—	—

Fair value/statement value	$366	$408

Total statement value	$1,163	$1,205

Included in the investment in affiliated stocks balances discussed above is approximately $123 million and $111 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2013 and 2012, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual stocks have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2013
Stocks	135	$107	$8	3	$1	$1

December 31, 2012
Stocks	230	$229	$14	31	$21	$4

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans as of December 31, 2013 and 2012, was $7,298 million and $7,336 million, respectively. There was no allowance for credit losses as of December 31, 2013, 2012 or 2011.

Thrivent Financial requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

The carrying values of mortgage loans by credit quality as of December 31 were as follows (in millions):

	2013	2012
In good standing	$7,142	$7,171
In good standing, with restructured terms	127	139
Delinquent	15	17
In process of foreclosure	14	9

Total mortgage loans	$7,298	$7,336

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

	2013	2012
Loans with interest rates reduced during the year:
Weighted average interest rate reduction	1.4%	1.6%
Total principal (in millions)	$201	$337
Number of loans	217	343

Interest rates for loans issued during the year:
Maximum	6.0%	7.5%
Minimum	2.5%	3.3%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	77%	75%

The age analysis of mortgage loans as of December 31 was as follows (in millions):

	2013	2012
Current	$7,253	$7,288
30 – 59 days past due	15	23
60 – 89 days past due	7	1
90 – 179 days past due	9	—
180+ days past due	14	24

Total mortgage loans	$7,298	$7,336

90 – 179 Days Past Due and Accruing Interest:
Investment	$9	$—
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	14	24
Interest accrued	2	1

The distribution of Thrivent Financial’s mortgage loans among various geographic regions of the United States as of December 31 was as follows:

	2013	2012
Geographic Region
Pacific	25%	26%
South Atlantic	17	18
East North Central	14	14
West North Central	14	13
Mountain	12	11
Mid-Atlantic	7	8
West South Central	7	7
Other	4	3

Total	100%	100%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The distribution of Thrivent Financial’s mortgage loans among various property types as of December 31 was as follows:

	2013	2012
Property Type
Industrial	31%	31%
Retail	23	22
Office	18	19
Church	13	14
Apartments	6	5
Other	9	9

Total	100%	100%

Impaired loans

A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. As of December 31, 2013 and 2012, Thrivent Financial held impaired loans with a carrying value of $29 million and $30 million, respectively, and an unpaid principal balance of $38 million and $37 million, respectively, for which there was no related allowance for credit losses recorded.

Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.

After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring during the year was $5 million, $10 million and $12 million for the years ended December 31, 2013, 2012 and 2011, respectively. The average recorded investment in impaired mortgage loans held on December 31, 2013 and 2012, was $4 million and $4 million, respectively. Interest income recognized on impaired mortgage loans totaled $0.3 million, $0.3 million and $2 million during the years ended December 31, 2013, 2012 and 2011, respectively.

In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During 2013, Thrivent Financial modified 7 loans totaling $21 million under these circumstances. As of December 31, 2013, Thrivent Financial held 7 mortgage loans totaling $29 million where loan modifications had occurred. During 2013, there were no modified mortgage loans with a payment default. During 2012, Thrivent Financial modified 12 loans totaling $65 million under these circumstances. As of December 31, 2012, Thrivent Financial held 7 mortgage loans totaling $30 million where loan modifications had occurred. During 2012, there were no modified mortgage loans with a payment default.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Real Estate

The components of real estate investments as of December 31 were as follows (in millions):

	2013	2012
Home office properties	$163	$161
Held-for-sale	18	36

	181	197
Accumulated depreciation	(109)	(103)

Total real estate	$72	$94

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

The following table summarizes the carrying values of derivative financial instruments, which equal fair values, included in other assets on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Carrying Value	Notional Amount	Gain/(Loss)
December 31, 2013
Liabilities:
Call options	$(1)	$(1)	$2
Futures	—	—	(173)
Foreign currency swaps	(8)	117	—

Total liabilities	$(9)	$116	$(171)

December 31, 2012
Assets:
Futures	$—	$(1)	$—
Foreign currency swaps	2	74	—

Total assets	$2	$73	$—

Liabilities:
Futures	$—	$—	$(121)
Foreign currency swaps	(6)	44	—

Total liabilities	$(6)	$44	$(121)

All gains and losses are reflected in realized capital gains and losses in the statutory-basis financial statements.

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at fair value at each reporting period, and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Cash paid for the futures contracts is recorded in other investments. The futures contracts are valued at market value at each reporting period, and the change in the fair value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded as a liability at fair value at each reporting period with the change in fair value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2013, 2012 and 2011, $6 million, $0 million and $5 million was received in call premium, respectively.

Securities Lending

Elements of the securities lending program are presented below as of December 31 (in millions):

	2013	2012
Loaned securities:
Carrying value	$328	$385
Fair value	339	413

Cash collateral reinvested:
Carrying value	$341	$437
Fair value	341	437

Aging of cash collateral liability:
Open collateral positions	$347	$422

Restricted Assets

Thrivent Financial owns assets which are pledged to others as collateral or are otherwise restricted. Thrivent Financial had restricted assets of $384 million and $459 million as of December 31, 2013 and 2012, respectively. Total restricted assets, which include state deposits, futures transactions and collateral held under securities lending agreements, are less than 1% of total admitted assets.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Net Investment Income

Net investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2013	2012	2011
Bonds	$1,679	$1,694	$1,685
Affiliated stocks	98	41	27
Unaffiliated stocks	19	20	20
Mortgage loans	427	462	469
Real estate	24	25	25
Contract loans	88	90	90
Cash, cash equivalents and short-term investments	(1)	4	6
Limited partnerships	268	257	246
Other invested assets	18	13	9

	2,620	2,606	2,577
Investment expenses	(38)	(33)	(36)
Depreciation on real estate	(7)	(7)	(8)

Net investment income	$2,575	$2,566	$2,533

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Net gains (losses) on sales:
Bonds:
Gross gains	$250	$311	$278
Gross losses	(217)	(71)	(64)
Stocks:
Gross gains	118	134	98
Gross losses	(16)	(38)	(52)
Futures	(173)	(121)	(52)
Other	17	—	2

Net (losses) gains on sales	(21)	215	210
Provisions for losses:
Bonds	(3)	(29)	(30)
Stocks	—	—	—
Other	(5)	(38)	(27)

Total provisions for losses	(8)	(67)	(57)

Realized capital (losses) gains	(29)	148	153
Transfers to interest maintenance reserve	(49)	(241)	(209)

Realized capital losses, net	$(78)	$(93)	$(56)

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Realized Capital Gains and Losses, continued

Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $6.3 billion, $6.9 billion and $7.5 billion for the years ended December 31, 2013, 2012 and 2011, respectively.

Thrivent Financial recognized other-than-temporary impairments on loan-backed and structured securities of $3 million, $26 million and $30 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Thrivent Financial recognized other-than-temporary impairments during the years ended December 31, 2013 and 2012, on the following loan-backed and structured securities where the present value of cash flows expected to be collected were less than the amortized cost basis of the security (in millions):

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
03703FAJ9	$—	$—	$—	$—	1Q 2013
78476YAA4	6	1	5	5	2Q 2013
78477AAA5	3	—	3	3	2Q 2013
03703FAJ9	—	—	—	—	2Q 2013
12668BQA4	13	1	12	12	4Q 2013
75116FBH1	9	—	9	9	4Q 2013
863576AC8	9	—	9	9	4Q 2013
93934FBQ4	9	1	8	8	4Q 2013
45660LXA2	5	—	5	5	4Q 2013
43739ECN5	4	—	4	4	4Q 2013

Total	$58	$3	$55	$55

12667GGD9	$38	$2	$36	$31	2Q 2012
576434V92	16	1	15	13	2Q 2012
12667F4N2	13	1	12	12	2Q 2012
46632HAM3	10	—	10	10	2Q 2012
45660LXA2	7	1	6	5	2Q 2012
46632HAQ4	2	1	1	1	2Q 2012
53957DAA1	9	5	4	4	3Q 2012
058933AQ5	43	4	39	41	4Q 2012
94983BAT6	22	1	21	23	4Q 2012
949772AA5	17	1	16	18	4Q 2012
94981FAJ1	15	—	15	15	4Q 2012
576434V92	14	—	14	15	4Q 2012
16165TAE3	13	—	13	12	4Q 2012
17307GVN5	11	—	11	11	4Q 2012
46630DAN2	11	3	8	9	4Q 2012
949837AA6	10	—	10	10	4Q 2012
93934FFZ0	9	—	9	8	4Q 2012
45660LST7	8	—	8	8	4Q 2012
12669RAC1	8	3	5	6	4Q 2012
32051GPY5	7	—	7	7	4Q 2012
466247MQ3	6	—	6	6	4Q 2012
17311LAA9	5	—	5	5	4Q 2012

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Realized Capital Gains and Losses, continued

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
52522QAN2	$5	$2	$3	$4	4Q 2012
05949CFW1	4	—	4	4	4Q 2012
68383NDM2	4	—	4	4	4Q 2012
75970QAJ9	4	1	3	3	4Q 2012
93363NAA3	2	—	2	2	4Q 2012
21075WDQ5	2	—	2	2	4Q 2012
17307G4H8	1	—	1	1	4Q 2012

Total	$316	$26	$290	$290

Thrivent Financial recognized other-than-temporary impairments during the year ended December 31, 2011, on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions):

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
05948KU64	$25	$1	$24	$22	1Q 2011
12667F5F8	12	1	11	10	1Q 2011
45660LST7	10	1	9	8	1Q 2011
52522QAN2	9	2	7	5	1Q 2011
02660YAX0	8	1	7	6	1Q 2011
17307GVN5	15	1	14	13	3Q 2011
126670GT9	5	1	4	3	3Q 2011
52518RBW5	3	1	2	1	3Q 2011
17307G4H8	2	—	2	1	3Q 2011
87331BAG7	1	1	—	—	3Q 2011
89412KAN0	1	1	—	—	3Q 2011
12668BEJ8	42	1	41	34	4Q 2011
12667GHH9	31	1	30	27	4Q 2011
12667GQJ5	29	2	27	25	4Q 2011
94983BAT6	27	—	27	27	4Q 2011
93934FAD4	25	1	24	22	4Q 2011
05948KU64	23	1	22	20	4Q 2011
949772AA5	21	1	20	19	4Q 2011
07389QAA6	20	2	18	13	4Q 2011
94981FAJ1	18	—	18	18	4Q 2011
05948KH36	17	1	16	15	4Q 2011
32051GPM1	15	—	15	11	4Q 2011
16165TAE3	14	—	14	12	4Q 2011
949837AA6	13	—	13	12	4Q 2011
126694MH8	12	1	11	9	4Q 2011
59023CAD4	12	—	12	8	4Q 2011
863576AC8	12	—	12	11	4Q 2011

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Realized Capital Gains and Losses, continued

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
12667F5F8	$10	$—	$10	$9	4Q 2011
93934FFZ0	10	1	9	8	4Q 2011
45660LST7	9	—	9	8	4Q 2011
126670CL0	9	1	8	7	4Q 2011
126694WE4	8	1	7	4	4Q 2011
46629QAG1	8	—	8	6	4Q 2011
760985XL0	8	—	8	7	4Q 2011
02660YAX0	7	1	6	4	4Q 2011
52522QAN2	6	1	5	5	4Q 2011
759676AF6	6	1	5	3	4Q 2011
466247MQ3	6	—	6	6	4Q 2011
05948KV63	5	1	4	4	4Q 2011
75971EAE6	5	1	4	3	4Q 2011
32051GLU7	4	—	4	3	4Q 2011
93363NAA3	3	—	3	2	4Q 2011
52518RBW5	1	—	1	1	4Q 2011

Total	$527	$30	$497	$432

Note 3. Policyholder Liabilities

Many of the contracts issued by Thrivent Financial, primarily annuities, do not subject Thrivent Financial to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by their withdrawal characteristics (dollars in millions):

	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total
December 31, 2013
Subject to discretionary withdrawal:
With market value adjustment	$—	$442	$—	$442	1%
At book value less a surrender charge of 5% or more	3,901	—	—	3,901	11
At fair value	—	—	18,633	18,633	52
At book value without adjustment	11,626	—	—	11,626	32
Not subject to discretionary withdrawal	1,196	—	59	1,255	4

Total	$16,723	$442	$18,692	$35,857	100%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 3. Policyholder Liabilities, continued

	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total

December 31, 2012
Subject to discretionary withdrawal:
With market value adjustment	$—	$469	$—	$469	1%
At book value less a surrender charge of 5% or more	4,061	—	—	4,061	13
At fair value	—	—	14,598	14,598	46
At book value without adjustment	11,246	—	—	11,246	36
Not subject to discretionary withdrawal	1,201	—	51	1,252	4

Total	$16,508	$469	$14,649	$31,626	100%

The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):

	2013	2012
Aggregate reserves for life, annuity and health contracts	$13,836	$13,620
Deposit liabilities	2,887	2,888
Liabilities related to separate accounts	19,134	15,118

Total	$35,857	$31,626

Thrivent Financial has insurance in force as of December 31, 2013 and 2012, totaling $10 billion and $8 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin. Reserves associated with these policies as of December 31, 2013 and 2012, totaled $53 million and $50 million, respectively.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows (in millions):

	Gross	Net of Loading
December 31, 2013
Ordinary new business	$5	$2
Ordinary renewal	63	108

Total	$68	$110

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows (in millions):

	Gross	Net of Loading
December 31, 2012
Ordinary new business	$5	$2
Ordinary renewal	64	107

Total	$69	$109

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 4. Separate Accounts

Thrivent Financial administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. A substantial portion of the separate accounts of Thrivent Financial are nonguaranteed. A portion of the separate accounts contains guaranteed elements. As of December 31, 2013 and 2012, the maximum amount of those guarantees was estimated at $125 million and $230 million, respectively. The following table presents the explicit risk charges paid by separate account contractholders for these guarantees during the years ended December 31, and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):

	2013	2012	2011	2010
Risk charge paid	$58	$42	$31	$20
Payments for guaranteed benefits	3	4	5	6

The distribution of investments in the separate account assets as of December 31 was as follows:

	2013	2012
Equity funds	52%	46%
Bonds funds	28	34
Balanced funds	18	17
Other	2	3

Total separate account assets	100%	100%

The following tables summarize information for the separate accounts as of and for the years ended December 31 (in millions):

	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2013
Reserves:
For accounts with assets at fair value	$442	$19,393	$19,835

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$442	$—	$442
At fair value	—	19,334	19,334
Not subject to discretionary withdrawal	—	59	59

Total	$442	$19,393	$19,835

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 4. Separate Accounts, continued

The following tables summarize information for the separate accounts as of and for the years ended December 31 (in millions):

	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2012
Reserves:
For accounts with assets at fair value	$469	$15,209	$15,678

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$469	$—	$469
At fair value	—	15,158	15,158
Not subject to discretionary withdrawal	—	51	51

Total	$469	$15,209	$15,678

	2013	2012	2011
Premiums, considerations and deposits:
Non-indexed guarantee	$5	$7	$12
Non-guaranteed	2,715	2,306	1,937

Total	$2,720	$2,313	$1,949

	2013	2012	2011
Transfers to separate accounts	$2,718	$2,311	$1,945
Transfers from separate accounts	(1,028)	(957)	(881)
Other items	(2)	(4)	(1)

Transfers to separate accounts, net	$1,688	$1,350	$1,063

Note 5. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves and claims liabilities, is summarized below (in millions):

	2013	2012
Net balance at January 1	$759	$698
Incurred related to:
Current year	336	315
Prior years	13	16

Total incurred	349	331
Paid related to:
Current year	66	64
Prior years	221	206

Total paid	287	270

Net balance at December 31	$821	$759

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 5. Claims Liabilities, continued

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Note 6. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Direct premiums	$5,282	$5,035	$4,829
Reinsurance ceded	(90)	(84)	(78)

Net premiums	$5,192	$4,951	$4,751

Reinsurance claims recovered	$40	$36	$38

Aggregate reserves and contract claims liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as follows (in millions):

	2013	2012
Life insurance	$489	$428
Accident and health	1	1

Total	$490	$429

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.

Four reinsurance companies account for approximately 92% of the reinsurance recoverable as of December 31, 2013. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 7. Surplus

Thrivent Financial is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. Thrivent Financial exceeds the RBC requirements as of December 31, 2013 and 2012.

As of December 31, unassigned funds were represented or reduced by the following categories and amounts (in millions):

	2013	2012
Unrealized gains and losses	$413	$344
Non-admitted assets	(93)	(222)
Separate account business	79	115
Asset valuation reserve	(940)	(1,571)

Note 8. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The fair values of Thrivent Financial’s financial instruments carried at fair value and valued on a recurring basis were as follows (in millions):

	Level 1	Level 2	Level 3	Total
December 31, 2013
Unaffiliated common stocks:
Large-cap	$235	$6	$—	$241
Mid-cap	72	—	—	72
International	—	42	—	42
REITs	55	—	—	55
Other	255	29	—	284
Short-term investments	55	23	—	78
Assets held in separate accounts	—	20,414	—	20,414

Total	$672	$20,514	$—	$21,186

December 31, 2012
Unaffiliated common stocks:
Large-cap	$235	$7	$—	$242
Mid-cap	71	—	—	71
International	—	57	—	57
REITs	68	—	—	68
Other	245	23	—	268
Short-term investments	225	—	—	225
Assets held in separate accounts	—	16,161	—	16,161

Total	$844	$16,248	$—	$17,092

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Level 1 Financial Instruments

This category includes unaffiliated common stocks and short-term investments. Short-term investments consist of money market mutual funds whose fair value is based on the quoted daily net asset value of the invested fund.

Level 2 Financial Instruments

Level 2 financial instruments include certain unaffiliated common stocks and assets held in separate accounts. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.

Level 3 Financial Instruments

There were no gains or losses recognized in net income during 2013, 2012 or 2011 attributable to the change in unrealized gains and losses related to Level 3 assets still held at December 31, 2013, 2012 or 2011.

The following table shows the changes in fair values for the other unaffiliated common stocks categorized as Level 3 (in millions):

2012
Balance, January 1	$16
Realized gains and losses included in net income	1
Unrealized gains and losses	1
Sales	(14)
Transfers out of Level 3	(4)

Balance, December 31	$—

Transfers

The fair values of significant transfers between Thrivent Financial’s Level 1, Level 2 and Level 3 fair value measurements as of December 31 were as follows (in millions):

	Transfers out of Level 1 into:		Transfers out of Level 2 into:		Transfers out of Level 3 into:
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2
December 31, 2013	$—	$—	$—	$—	$—	$—
December 31, 2012	$—	$—	$—	$—	$4	$—

Transfers between fair value hierarchy levels are recognized at the end of the reporting period. The transfers during 2013 and 2012 were due to price source changes.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value

The carrying value and fair value of Thrivent Financial’s financial instruments not carried at fair value are presented below (in millions). The estimated fair value is determined on a recurring basis for all financial instruments not carried at fair value except for real estate held-for-sale. Bonds incorrectly classified as Level 2 financial instruments in the prior year have been restated to Level 1, and other invested assets classified as Level 3 financial instruments in the prior year have been restated to Level 2.

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2013
Financial assets:
Bonds	$37,437	$2,017	$31,690	$5,405	$39,112
Unaffiliated preferred stocks	103	—	103	6	109
Mortgage loans	7,298	—	—	7,566	7,566
Contract loans	1,220	—	—	1,220	1,220
Cash, cash equivalents and short-term investments	1,352	65	1,284	6	1,355
Limited partnerships	2,362	—	—	2,369	2,369
Real estate — held-for-sale	18	—	—	21	21
Other invested assets	184	—	107	73	180
Financial liabilities:
Deferred annuities	11,219	—	—	11,165	11,165
Liabilities related to separate accounts	20,335	—	20,355	—	20,355
Other liabilities	2,887	—	—	2,887	2,887

December 31, 2012
Financial assets:
Bonds	$35,965	$1,295	$32,818	$5,678	$39,791
Unaffiliated preferred stocks	91	—	102	—	102
Mortgage loans	7,336	—	—	8,058	8,058
Contract loans	1,244	—	—	1,244	1,244
Cash, cash equivalents and short-term investments	3,111	—	3,111	—	3,111
Limited partnerships	2,282	—	—	2,288	2,288
Real estate — held-for-sale	35	—	—	35	35
Other invested assets	222	—	114	144	258
Financial liabilities:
Deferred annuities	10,953	—	—	10,896	10,896
Liabilities related to separate accounts	16,047	—	16,047	—	16,047
Other liabilities	2,888	—	—	2,888	2,888

Level 1 Financial Instruments

Financial instruments categorized as Level 1 include bonds, which are priced based on quoted market prices, and cash.

Level 2 Financial Instruments

Level 2 financial instruments include bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets and liabilities related to separate accounts.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value, continued

Level 2 Financial Instruments, continued

Bonds and stocks based on quoted market prices, where available, primarily include U.S. Treasury bonds and unaffiliated preferred stocks. Bonds that are priced using a third party pricing vendor primarily include certain corporate debt securities and asset-backed securities. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent Financial is unable to obtain a price from a third party pricing vendor, management may obtain a broker quote or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data, where available. These investments primarily include private placement debt securities and other debt obligations.

Cash, cash equivalents and short-term investments includes investments in commercial paper and agency notes. The carrying amounts for these investments approximate their fair values. Other invested assets includes investments in surplus notes in which the fair values are based on quoted market prices, where available. The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate their fair values.

Level 3 Financial Instruments

Level 3 financial instruments include bonds, stocks, mortgage loans, contract loans, short-term investments, limited partnerships, real estate, other invested assets, contractholder funds and other liabilities.

Level 3 bonds and stocks are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments, and primarily include private placement debt securities. The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts for contract loans approximate their fair values. Short-term investments include certain securities priced using internal valuation methodologies using significant unobservable inputs. Limited partnerships primarily include private equity investments. The fair values of these investments are estimated using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches where possible. The fair value of real estate held-for-sale is based on current market price assessments on the properties. Other invested assets primarily include real estate joint ventures. The fair values of real estate joint venture investments are estimated using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches where possible.

The fair values for contractholder funds, which includes investment-type contracts, such as deferred annuities, liabilities related to separate accounts, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. Other liabilities include deposit-type liabilities such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit. The fair values for these instruments are based on current market interest rates offered for these products.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Valuation Assumptions

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Note 9. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2013	2012	2011	2013	2012	2011
Service cost	$22	$20	$19	$3	$8	$7
Interest cost	42	43	42	6	5	6
Expected return on plan assets	(56)	(55)	(55)	—	—	—
Other	31	20	14	9	1	1

Net periodic cost	$39	$28	$20	$18	$14	$14

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Change in projected benefit obligation:
Benefit obligation, beginning of year	$1,008	$876	$108	$107
Service cost	22	20	3	8
Interest cost	42	43	6	5
Actuarial (gain) loss	(49)	105	(35)	(5)
Transfers from Defined Contribution Plan	1	—	—	—
Inclusion of non-vested benefit obligation	2	n/a	43	n/a
Benefits paid	(38)	(36)	(4)	(7)

Benefit obligation, end of year	$988	$1,008	$121	$108

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Change in plan assets:
Fair value of plan assets, beginning of year	$716	$594	$—	$—
Actual return on plan assets	105	105	—	—
Employer contribution	33	53	4	7
Transfers from Defined Contribution Plan	1	—	—	—
Benefits paid	(38)	(36)	(4)	(7)

Fair value of plan assets, end of year	$817	$716	$—	$—

The plans’ amounts recognized in the statutory-basis financial statements and funding statuses as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Funded status		$(292)		$(108)
Accrued benefit costs	$—	—	$(99)	—
Liability for pension benefits	171	—	(22)	—

Unfunded liabilities at December 31, 2013	(171)	—	(121)	—

Items not yet recognized:
Net losses (gains)	296	425	(11)	25
Net prior service cost	(4)	(5)	33	(2)

Accumulated amounts recognized in periodic pension expenses	$121	$128	$(99)	$(85)

The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2013, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.

As of December 31, 2012, the plan had a prepaid pension benefit cost of $128 million, which is non-admitted in the Statutory-Basis Statements of Assets, Liabilities and Surplus. As of December 31, 2012, the accumulated benefit obligation exceeded the fair value of Thrivent Financial’s retirement plan assets. As a result, Thrivent Financial accrued a minimum pension liability of $235 million at December 31, 2012, which is included in other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus. As of December 31, 2012, the accumulated benefit obligation and the non-vested benefit obligation for the retirement plan were $951 million and $2 million, respectively. As of December 31, 2012, the accumulated benefit obligation and the non-vested benefit obligation for the other postretirement plans were $107 million and $43 million, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

A summary of the amounts yet to be recognized in the Statutory-Basis Statement of Operations as of December 31, 2013, is as follows (in millions):

	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized (Gains) Losses	Total	Net Prior Service Cost	Net Recognized (Gains) Losses	Total
Items not yet recognized, beginning of year	$(6)	$426	$420	$(3)	$25	$22
Net prior service cost arising during the period	2	—	2	43	—	43
Net prior service cost recognized	—	—	—	(7)	—	(7)
Net (gain) loss arising during the period	—	(97)	(97)	—	(35)	(35)
Net gain (loss) recognized	—	(33)	(33)	—	(1)	(1)

Items not yet recognized, end of year	$(4)	$296	$292	$33	$(11)	$22

The amounts in unassigned funds expected as of December 31, 2013, to be recognized in the next fiscal year as components of periodic benefit cost (in millions):

	Retirement Plan	Other Plans
December 31, 2013
Net prior service cost	$(1)	$8
Net recognized gains/(losses)	20	(1)

Pension and Other Postretirement Benefit Factors

Thrivent Financial periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation.

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Weighted average assumptions at end of year:
Discount rate	5.10%	4.20%	5.10%	4.20%
Expected return on plan assets	8.00	8.00	N/A	N/A
Rate of compensation increase	3.00	3.00	N/A	N/A

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.25% in 2013 trending down to 5.00% in 2023. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2013 total service and interest cost by $1 million and the postretirement health care benefit obligation by $12 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension and Other Postretirement Benefit Factors, continued

Estimated benefit payments for the next ten years are as follows: 2014 — $50 million; 2015 — $52 million; 2016 — $56 million; 2017 — $59 million; 2018 — $62 million; and 2019 to 2023 — $359 million.

The minimum pension contribution required for 2013 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2014.

Pension Assets

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:

	Target Allocation		Actual Allocation
	2013	2012	2013	2012
Equity securities	62%	66%	61%	63%
Fixed income and other securities	38	34	39	37

Total	100%	100%	100%	100%

Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension Assets, continued

The fair values of the defined benefit plan by asset category are presented below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Level 1	Level 2	Level 3	Total
December 31, 2013
Fixed maturity securities:
U.S. government and agency securities	$50	$—	$—	$50
Securities issued by foreign governments	—	1	—	1
Corporate debt securities	—	201	1	202
Residential mortgage-backed securities	—	51	1	52
Commercial mortgage-backed securities	—	4	—	4
Other debt obligations	—	2	—	2
Common stocks:
Large-cap	239	6	—	245
Mid-cap	17	—	—	17
Small-cap	9	—	—	9
Other	66	—	—	66
Preferred stock	—	1	—	1
Affiliated mutual funds — equity funds	114	—	—	114
Short-term investments	17	67	—	84
Limited partnerships	—	—	6	6

Total	$512	$333	$8	$853

The fair values of the defined benefit plan by asset category are presented below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Level 1	Level 2	Level 3	Total
December 31, 2012
Fixed maturity securities:
U.S. government and agency securities	$28	$5	$—	$33
Securities issued by foreign governments	—	2	—	2
Corporate debt securities	—	157	—	157
Residential mortgage-backed securities	—	33	1	34
Commercial mortgage-backed securities	—	9	—	9
Collateralized debt obligations	—	1	—	1
Common stocks:
Large-cap	219	4	—	223
Mid-cap	34	—	—	34
Small-cap	16	—	—	16
REITs	5	—	—	5
Other	27	3	—	30
Affiliated mutual funds — equity funds	140	—	—	140
Short-term investments	15	16	—	31
Limited partnerships	—	—	1	1

Total	$484	$230	$2	$716

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension Assets, continued

The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities in the amount of $36 million as of December 31, 2013.

There were no significant transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2013 or 2012. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

The following table shows the changes in fair values of defined benefit plan assets categorized as Level 3 (in millions):

	Balance, January 1	Purchases	Transfers into Level 3	Balance, December 31
2013
Corporate debt securities	$—	$1	$—	$1
Residential mortgage-backed securities	1	—	—	1
Limited partnerships	1	5	—	6

Total	$2	$6	$—	$8

2012
Residential mortgage-backed securities	$1	$—	$—	$1
Limited partnerships	—	1	—	1

Total	$1	$1	$—	$2

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2013, 2012 and 2011, Thrivent Financial contributed $30 million, $27 million and $30 million, respectively, to these plans.

As of December 31, 2013 and 2012, $99 million and $102 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 10. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2013, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 10. Commitments and Contingent Liabilities, continued

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off- balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent Financial’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit of $136 million and $50 million as of December 31, 2013 and 2012, respectively. Commitments to purchase limited partnerships and other invested assets were $1,233 million and $1,463 million as of December 31, 2013 and 2012, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial has guaranteed that it will maintain the capital and surplus of its insurance affiliate and its trust affiliate above certain levels required by the state of domicile of each company.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $11 million for each of the years ended December 31, 2013, 2012 and 2011. Future minimum aggregate rental commitments as of December 31, 2013, for operating leases were as follows: 2014 — $4 million; 2015 — $3 million; 2016 — $2 million; 2017 — $2 million; and 2018 — $1 million.

Thrivent Financial has rental income generated from real estate held-for-sale and from rental space in its corporate headquarters building. The cost and carrying value of the real estate held-for-sale as of December 31, 2013, was $15 million. Future minimum lease payment receivables under non-cancelable leasing arrangements as of December 31, 2013, are as follows: 2014 — $2 million; 2015 — $1 million; 2016 — $1 million; 2017 — $1 million.

Note 11. Related Party Transactions

Thrivent Financial provides administrative services on behalf of its subsidiaries in accordance with intercompany service agreements. The net amount of expenses allocated under these agreements totaled $79 million, $78 million and $83 million for the years ended December 31, 2013, 2012 and 2011, respectively. The net receivables due from affiliates for the years ended December 31, 2013 and 2012, were $5 million and $8 million, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 12. Basis of Presentation

The preceding statutory-basis financial statements of Thrivent Financial have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”).

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For GAAP purposes, investments in fixed maturity securities are reported at fair value with the change in fair value reported as a separate component of equity for available-for-sale securities and reported as realized gains or losses for trading securities.

Acquisition Costs

For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.

Contract Liabilities

For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.

Non-Admitted Assets

For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.

Interest Maintenance Reserve

For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

For GAAP purposes, an asset valuation reserve is not maintained.

Premiums

For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 12. Basis of Presentation, continued

Consolidation

For GAAP purposes, subsidiaries are consolidated into the results of their parent.

Differences between consolidated GAAP financial statements and statutory-basis financial statements as of and for the year ended December 31, 2013, have not been quantified but are presumed to be material.

The following table reconciles consolidated GAAP net income to the statutory-basis net income of Thrivent Financial for the years ended December 31, 2012 and 2011, as reported to regulatory authorities and contained in the statutory-basis financial statements included in this report (in millions):

	2012	2011
Consolidated GAAP net income	$669	$821
Adjustments to GAAP basis for:
Difference in reserve bases	54	55
Deferred acquisition costs	(89)	(228)
Interest maintenance reserve	(111)	(109)
Difference in reporting basis on invested assets	(28)	(36)
Other	10	(79)

Statutory-basis net income	$505	$424

The following table reconciles consolidated GAAP equity to the statutory-basis capital of Thrivent Financial at December 31, 2012 and 2011, as reported to regulatory authorities and contained in the statutory-basis financial statements included in this report (in millions):

	2012	2011
Consolidated GAAP equity	$11,359	$9,906
Adjustments to GAAP basis for:
Difference in reserve bases	1,300	725
Deferred acquisition costs	(1,729)	(1,804)
Asset valuation reserve	(1,571)	(1,245)
Interest maintenance reserve	(458)	(347)
Difference in reporting basis on invested assets	(4,231)	(2,959)
Non-admitted assets	(220)	(204)
Other	(64)	(68)

Statutory-basis capital	$4,386	$4,004

Report of Independent Auditors

The Board of Directors

Thrivent Financial for Lutherans

We have audited the statutory-basis financial statements of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and have issued our report thereon dated February 18, 2014 (included elsewhere in this Registration Statement). Our audits also included the financial statement supplementary information listed in Schedules I, III, and IV of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Minneapolis, Minnesota

April 24, 2014

Thrivent Financial for Lutherans

Supplementary Insurance Information

Schedule I — Summary of Investments

As of December 31, 2013

(in millions)

Type of Investment	Amortized Cost	Fair Value	Amount Shown on Balance Sheet
Bonds:
U.S. government and agency securities	$2,524	$2,518	$2,524
U.S. state and political subdivision securities	146	165	146
Securities issued by foreign governments	105	116	105
Corporate debt securities	25,935	27,548	25,935
Residential mortgage-backed securities	6,663	6,634	6,663
Commercial mortgage-backed securities	1,729	1,792	1,729
Collateralized debt obligations	3	5	3
Other debt obligations	332	334	332

Total bonds	37,437	39,112	37,437
Stocks:
Preferred stocks	103	109	103
Unaffiliated common stocks	539	694	694
Affiliated common stocks	282	366	366

Total stocks	924	1,169	1,163
Mortgage loans	7,298	xxxxx	7,298
Cash, cash equivalents and short term investments	1,430	xxxxx	1,430
Contract loans	1,220	xxxxx	1,220
Limited partnerships	2,362	xxxxx	2,362
Other	267	xxxxx	267

Total cash and invested assets	$50,938		$51,177

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information

As of and For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

As of December 31, 2013:

	Aggregate reserves	Deposit liabilities	Contract Claims
Life	$21,361	$76	$128
Annuity	13,836	2,811	85
Health	4,697	—	31

	$39,894	$2,887	$244

For the year ended December 31, 2013:

	Premiums and Considerations	Net investment income	Separate account fees and other	Benefits, claims, etc.	Commissions and other expenses
Life	$1,483	$1,202	$98	$1,956	$637
Annuity	3,538	852	447	4,028	551
Health	311	274	2	563	47
Other	—	247	70	—	(36)

	$5,332	$2,575	$617	$6,547	$1,199

As of December 31, 2012:

	Aggregate reserves	Deposit liabilities	Contract Claims
Life	$20,738	$78	$120
Annuity	13,620	2,810	74
Health	4,416	—	36

	$38,774	$2,888	$230

For the year ended December 31, 2012:

	Premiums and Considerations	Net investment income	Separate account fees and other	Benefits, claims, etc.	Commissions and other expenses
Life	$1,592	$1,226	$104	$2,099	$652
Annuity	3,289	905	414	3,861	475
Health	312	270	2	554	44
Other	—	165	26	—	22

	$5,193	$2,566	$546	$6,514	$1,193

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information, continued

As of and For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

As of December 31, 2011:

	Aggregate reserves	Deposit liabilities	Contract Claims
Life	$19,934	$79	$112
Annuity	13,503	2,775	77
Health	4,136	—	32

	$37,573	$2,854	$221

For the year ended December 31, 2011:

	Premiums and Considerations	Net investment income	Separate account fees and other	Benefits, claims, etc.	Commissions and other expenses
Life	$1,517	$1,225	$95	$2,016	$668
Annuity	3,176	916	312	3,786	453
Health	318	256	2	536	46
Other	—	136	34	—	2

	$5,011	$2,533	$443	$6,338	$1,169

Thrivent Financial for Lutherans

Schedule IV — Reinsurance

As of December 31, 2013, 2012 and 2011

(in millions)

As of December 31, 2013:

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$178,306	$46,685	$—	$131,620	—
Premiums:
Life	1,572	89	—	1,483	—
Annuity	3,398	—	—	3,398	—
Health	312	1	—	311	—

	$5,282	$90	$—	$5,192	—

As of December 31, 2012:

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$174,441	$42,840	$—	$131,601	—
Premiums:
Life	1,675	83	—	1,592	—
Annuity	3,047	—	—	3,047	—
Health	313	1	—	312	—

	$5,035	$84	$—	$4,951	—

As of December 31, 2011:

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$170,232	$38,787	$—	$131,445	—
Premiums:
Life	1,594	77	—	1,517	—
Annuity	2,916	—	—	2,916	—
Health	319	1	—	318	—

	$4,829	$78	$—	$4,751	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders of

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Life Account I (the Variable Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2013, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Life Account I at December 31, 2013, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 24, 2014

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Investments at fair value	Net assets	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$79,354,245	$79,354,245	$61,999,297	5,277,547
Moderately Aggressive Allocation	$146,071,289	$146,071,289	$118,189,452	10,162,683
Moderate Allocation	$62,688,654	$62,688,654	$53,234,075	4,597,762
Moderately Conservative Allocation	$8,986,908	$8,986,908	$8,072,319	707,313
Growth and Income Plus	$748,839	$748,839	$639,618	64,237
Balanced Income Plus	$10,405,114	$10,405,114	$8,885,514	602,242
Diversified Income Plus	$5,086,386	$5,086,386	$4,447,402	648,708
Opportunity Income Plus	$957,617	$957,617	$949,590	94,342
Partner Technology	$4,417,128	$4,417,128	$2,996,494	456,051
Partner Healthcare	$1,064,882	$1,064,882	$845,215	63,240
Natural Resources	$1,000,800	$1,000,800	$1,024,360	133,033
Partner Emerging Markets Equity	$1,226,341	$1,226,341	$1,129,197	98,319
Real Estate Securities	$3,832,155	$3,832,155	$3,339,051	213,108
Partner Small Cap Growth	$2,432,607	$2,432,607	$1,519,055	126,478
Partner Small Cap Value	$4,431,208	$4,431,208	$2,718,341	156,743
Small Cap Stock	$8,749,916	$8,749,916	$6,027,664	492,487
Small Cap Index	$22,450,002	$22,450,002	$17,148,748	1,256,668
Mid Cap Growth	$8,684,241	$8,684,241	$5,563,557	341,176
Partner Mid Cap Value	$1,189,707	$1,189,707	$851,696	64,481
Mid Cap Stock	$8,895,630	$8,895,630	$5,518,024	503,620
Mid Cap Index	$7,581,950	$7,581,950	$5,839,274	480,329
Partner Worldwide Allocation	$16,562,976	$16,562,976	$13,135,288	1,652,711
Partner All Cap	$2,354,073	$2,354,073	$1,744,145	185,204
Large Cap Growth	$11,992,051	$11,992,051	$7,305,087	471,089
Partner Growth Stock	$3,285,850	$3,285,850	$1,997,152	174,864
Large Cap Value	$8,211,422	$8,211,422	$5,827,974	526,913
Large Cap Stock	$18,552,104	$18,552,104	$14,007,870	1,570,975
Large Cap Index	$36,073,475	$36,073,475	$27,722,888	1,398,007
High Yield	$4,088,923	$4,088,923	$3,892,694	806,573
Income	$3,372,693	$3,372,693	$3,249,029	326,028
Bond Index	$4,513,874	$4,513,874	$4,508,588	427,567
Limited Maturity Bond	$4,021,635	$4,021,635	$4,019,586	409,568
Money Market	$3,134,213	$3,134,213	$3,134,213	3,134,213

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Income

For the Year Ended December 31, 2013

	Investment Income		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of Investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation	$855,969	$855,969	$527,098	$872,983	$14,143,112	$15,543,193	$16,399,162
Moderately Aggressive Allocation	$1,906,585	$1,906,585	$638,179	$2,794,830	$19,353,264	$22,786,273	$24,692,858
Moderate Allocation	$856,608	$856,608	$487,848	$1,143,135	$5,470,952	$7,101,935	$7,958,543
Moderately Conservative Allocation	$140,950	$140,950	$113,866	$182,368	$338,991	$635,225	$776,175
Growth and Income Plus	$12,166	$12,166	$30,418	$—	$67,988	$98,406	$110,572
Balanced Income Plus	$181,687	$181,687	$88,629	$317,745	$1,027,549	$1,433,923	$1,615,610
Diversified Income Plus	$116,647	$116,647	$64,663	$—	$299,385	$364,048	$480,695
Opportunity Income Plus	$20,116	$20,116	$2,910	$6,179	$(39,452)	$(30,363)	$(10,247)
Partner Technology	$—	$—	$65,360	$—	$924,931	$990,291	$990,291
Partner Healthcare	$2,676	$2,676	$22,525	$28,981	$142,570	$194,076	$196,752
Natural Resources	$5,851	$5,851	$(13,009)	$—	$86,146	$73,137	$78,988
Partner Emerging Markets Equity	$12,453	$12,453	$42,335	$—	$(146,471)	$(104,136)	$(91,683)
Real Estate Securities	$57,948	$57,948	$97,535	$—	$(78,010)	$19,525	$77,473
Partner Small Cap Growth	$—	$—	$68,288	$43,049	$602,993	$714,330	$714,330
Partner Small Cap Value	$71,533	$71,533	$113,352	$18,637	$991,127	$1,123,116	$1,194,649
Small Cap Stock	$27,218	$27,218	$95,814	$—	$2,200,588	$2,296,402	$2,323,620
Small Cap Index	$237,818	$237,818	$209,707	$805,968	$5,349,699	$6,365,374	$6,603,192
Mid Cap Growth	$25,651	$25,651	$168,673	$4,250	$1,844,735	$2,017,658	$2,043,309
Partner Mid Cap Value	$9,563	$9,563	$18,370	$41,825	$198,796	$258,991	$268,554
Mid Cap Stock	$28,389	$28,389	$134,416	$—	$2,168,443	$2,302,859	$2,331,248
Mid Cap Index	$58,163	$58,163	$93,408	$198,244	$1,479,782	$1,771,434	$1,829,597
Partner Worldwide Allocation	$4,003	$4,003	$153,379	$—	$2,164,670	$2,318,049	$2,322,052
Partner All Cap	$15,339	$15,339	$34,393	$—	$531,176	$565,569	$580,908
Large Cap Growth	$67,584	$67,584	$277,554	$—	$2,886,065	$3,163,619	$3,231,203
Partner Growth Stock	$778	$778	$90,743	$—	$836,441	$927,184	$927,962
Large Cap Value	$105,275	$105,275	$144,279	$—	$1,692,352	$1,836,631	$1,941,906
Large Cap Stock	$162,874	$162,874	$165,585	$—	$3,578,331	$3,743,916	$3,906,790
Large Cap Index	$529,938	$529,938	$253,700	$316,959	$7,620,500	$8,191,159	$8,721,097
High Yield	$254,189	$254,189	$46,226	$—	$(32,123)	$14,103	$268,292
Income	$127,399	$127,399	$22,566	$7,480	$(159,191)	$(129,145)	$(1,746)
Bond Index	$90,695	$90,695	$23,161	$144,215	$(373,200)	$(205,824)	$(115,129)
Limited Maturity Bond	$61,521	$61,521	$2,400	$—	$(45,900)	$(43,500)	$18,021
Money Market	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Changes of Net Assets

For the Year Ended December 31, 2013

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depre ciation) on investments	Net change in net assets from operations	Proceeds from units issued	Transfers for contract benefits and termi nations	Cost of insurance and admini strative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge	Net change in net assets from unit transactions	Net change in net assets	Net assets beginning of year	Net assets end of year
Aggressive Allocation	$855,969	$1,400,081	$14,143,112	$16,399,162	$10,934,775	$(1,005,300)	$(3,669,981)	$(1,892,182)	$(453,113)	$(76,499)	$3,837,700	$20,236,862	$59,117,383	$79,354,245
Moderately Aggressive Allocation	$1,906,585	$3,433,009	$19,353,264	$24,692,858	$20,994,349	$(1,804,050)	$(6,610,079)	$(1,259,637)	$(845,807)	$(137,020)	$10,337,756	$35,030,614	$111,040,675	$146,071,289
Moderate Allocation	$856,608	$1,630,983	$5,470,952	$7,958,543	$8,408,703	$(1,385,026)	$(2,976,973)	$(222,216)	$(370,032)	$(58,922)	$3,395,534	$11,354,077	$51,334,577	$62,688,654
Moderately Conservative Allocation	$140,950	$296,234	$338,991	$776,175	$746,353	$(206,636)	$(485,127)	$(826,015)	$(64,978)	$(4,580)	$(840,983)	$(64,808)	$9,051,716	$8,986,908
Growth and Income Plus	$12,166	$30,418	$67,988	$110,572	$74,838	$19,889	$(21,895)	$119,881	$(2,926)	$(832)	$188,955	$299,527	$449,312	$748,839
Balanced Income Plus	$181,687	$406,374	$1,027,549	$1,615,610	$809,686	$(256,129)	$(504,888)	$(231,418)	$(72,858)	$(508)	$(256,115)	$1,359,495	$9,045,619	$10,405,114
Diversified Income Plus	$116,647	$64,663	$299,385	$480,695	$726,832	$13,960	$(228,998)	$130,620	$(32,946)	$(1,539)	$607,929	$1,088,624	$3,997,762	$5,086,386
Opportunity Income Plus	$20,116	$9,089	$(39,452)	$(10,247)	$86,567	$(4,239)	$(49,077)	$186,335	$(8,470)	$(377)	$210,739	$200,492	$757,125	$957,617
Partner Technology	$—	$65,360	$924,931	$990,291	$456,559	$(90,715)	$(182,145)	$(73,032)	$(27,159)	$(521)	$82,987	$1,073,278	$3,343,850	$4,417,128
Partner Healthcare	$2,676	$51,506	$142,570	$196,752	$226,231	$(7,026)	$(37,464)	$227,686	$(3,711)	$(870)	$404,846	$601,598	$463,284	$1,064,882
Natural Resources	$5,851	$(13,009)	$86,146	$78,988	$175,535	$(5,657)	$(49,574)	$(11,266)	$(5,216)	$(971)	$102,851	$181,839	$818,961	$1,000,800
Partner Emerging Markets Equity	$12,453	$42,335	$(146,471)	$(91,683)	$265,709	$(30,260)	$(65,433)	$53,522	$(6,535)	$(1,679)	$215,324	$123,641	$1,102,700	$1,226,341
Real Estate Securities	$57,948	$97,535	$(78,010)	$77,473	$498,964	$(56,429)	$(195,659)	$(224,067)	$(29,267)	$(1,693)	$(8,151)	$69,322	$3,762,833	$3,832,155
Partner Small Cap Growth	$—	$111,337	$602,993	$714,330	$214,941	$(27,446)	$(96,128)	$(80,494)	$(14,745)	$(1,215)	$(5,087)	$709,243	$1,723,364	$2,432,607
Partner Small Cap Value	$71,533	$131,989	$991,127	$1,194,649	$422,203	$(92,902)	$(178,700)	$(139,146)	$(28,545)	$(1,423)	$(18,513)	$1,176,136	$3,255,072	$4,431,208
Small Cap Stock	$27,218	$95,814	$2,200,588	$2,323,620	$674,947	$(58,827)	$(349,248)	$(333,023)	$(56,534)	$(297)	$(122,982)	$2,200,638	$6,549,278	$8,749,916
Small Cap Index	$237,818	$1,015,675	$5,349,699	$6,603,192	$1,480,215	$(479,427)	$(833,477)	$(683,008)	$(141,841)	$(1,657)	$(659,195)	$5,943,997	$16,506,005	$22,450,002
Mid Cap Growth	$25,651	$172,923	$1,844,735	$2,043,309	$724,983	$(73,859)	$(335,508)	$(422,181)	$(52,427)	$(4,278)	$(163,270)	$1,880,039	$6,804,202	$8,684,241
Partner Mid Cap Value	$9,563	$60,195	$198,796	$268,554	$90,176	$(4,709)	$(34,564)	$162,360	$(5,036)	$(1,130)	$207,097	$475,651	$714,056	$1,189,707
Mid Cap Stock	$28,389	$134,416	$2,168,443	$2,331,248	$679,510	$(64,945)	$(336,117)	$(273,116)	$(56,909)	$(421)	$(51,998)	$2,279,250	$6,616,380	$8,895,630
Mid Cap Index	$58,163	$291,652	$1,479,782	$1,829,597	$728,337	$(130,246)	$(272,716)	$(8,190)	$(48,287)	$(1,798)	$267,100	$2,096,697	$5,485,253	$7,581,950
Partner Worldwide Allocation	$4,003	$153,379	$2,164,670	$2,322,052	$1,646,507	$(211,625)	$(717,772)	$(733,085)	$(111,484)	$(3,578)	$(131,037)	$2,191,015	$14,371,961	$16,562,976
Partner All Cap	$15,339	$34,393	$531,176	$580,908	$231,947	$(2,344)	$(98,457)	$(161,530)	$(15,097)	$(815)	$(46,296)	$534,612	$1,819,461	$2,354,073
Large Cap Growth	$67,584	$277,554	$2,886,065	$3,231,203	$1,026,843	$(145,485)	$(509,523)	$(714,133)	$(81,023)	$(987)	$(424,308)	$2,806,895	$9,185,156	$11,992,051
Partner Growth Stock	$778	$90,743	$836,441	$927,962	$217,433	$(25,478)	$(109,752)	$(144,991)	$(18,039)	$(1,875)	$(82,702)	$845,260	$2,440,590	$3,285,850
Large Cap Value	$105,275	$144,279	$1,692,352	$1,941,906	$636,332	$(113,526)	$(308,998)	$(99,897)	$(52,425)	$(1,845)	$59,641	$2,001,547	$6,209,875	$8,211,422
Large Cap Stock	$162,874	$165,585	$3,578,331	$3,906,790	$1,431,026	$(163,466)	$(709,836)	$1,720,641	$(111,943)	$(935)	$2,165,487	$6,072,277	$12,479,827	$18,552,104
Large Cap Index	$529,938	$570,659	$7,620,500	$8,721,097	$2,907,643	$(576,659)	$(1,486,436)	$(935,865)	$(234,878)	$(2,231)	$(328,426)	$8,392,671	$27,680,804	$36,073,475
High Yield	$254,189	$46,226	$(32,123)	$268,292	$501,613	$(140,467)	$(196,718)	$(336,988)	$(28,128)	$(2,061)	$(202,749)	$65,543	$4,023,380	$4,088,923
Income	$127,399	$30,046	$(159,191)	$(1,746)	$325,852	$(65,289)	$(183,911)	$(156,510)	$(27,266)	$(925)	$(108,049)	$(109,795)	$3,482,488	$3,372,693
Bond Index	$90,695	$167,376	$(373,200)	$(115,129)	$437,408	$(129,372)	$(258,640)	$(178,956)	$(36,020)	$(1,177)	$(166,757)	$(281,886)	$4,795,760	$4,513,874
Limited Maturity Bond	$61,521	$2,400	$(45,900)	$18,021	$356,814	$(70,832)	$(255,377)	$24,423	$(35,667)	$(2,201)	$17,160	$35,181	$3,986,454	$4,021,635
Money Market	$—	$—	$—	$—	$524,826	$22,994	$(244,790)	$(152,212)	$(30,487)	$(1,305)	$119,026	$119,026	$3,015,187	$3,134,213

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Changes of Net Assets

For the Year Ended December 31, 2012

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net change in net assets from operations	Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge	Net change in net assets from unit transactions	Net change in net assets	Net assets beginning of year	Net assets end of year
Aggressive Allocation	$340,395	$2,423,611	$3,319,373	$6,083,379	$11,483,968	$(893,083)	$(3,587,438)	$(1,754,332)	$(388,965)	$(49,230)	$4,810,920	$10,894,299	$48,223,084	$59,117,383
Moderately Aggressive Allocation	$1,203,228	$1,553,397	$9,513,279	$12,269,904	$17,572,216	$(1,480,850)	$(6,294,977)	$(4,045,959)	$(722,972)	$(95,017)	$4,932,441	$17,202,345	$93,838,330	$111,040,675
Moderate Allocation	$737,327	$455,113	$3,958,592	$5,151,032	$6,683,376	$(785,696)	$(2,776,954)	$736,688	$(326,487)	$(40,367)	$3,490,560	$8,641,592	$42,692,985	$51,334,577
Moderately Conservative Allocation	$124,272	$102,027	$478,453	$704,752	$1,040,239	$(101,235)	$(444,593)	$1,119,563	$(58,780)	$(3,014)	$1,552,180	$2,256,932	$6,794,784	$9,051,716
Growth and Income Plus	$5,959	$5,228	$36,663	$47,850	$55,880	$(15,052)	$(16,828)	$34,179	$(1,748)	$(710)	$55,721	$103,571	$345,741	$449,312
Balanced Income Plus	$187,849	$290,641	$534,510	$1,013,000	$811,895	$(142,103)	$(521,562)	$(280,260)	$(66,849)	$(76)	$(198,955)	$814,045	$8,231,574	$9,045,619
Diversified Income Plus	$114,106	$34,253	$285,429	$433,788	$326,889	$(23,469)	$(168,306)	$579,913	$(24,854)	$(545)	$689,628	$1,123,416	$2,874,346	$3,997,762
Opportunity Income Plus	$11,495	$22,556	$8,872	$42,923	$71,488	$(16,528)	$(44,809)	$(10,503)	$(6,850)	$(130)	$(7,332)	$35,591	$721,534	$757,125
Partner Technology	$—	$31,386	$557,296	$588,682	$381,794	$(55,127)	$(187,528)	$(163,512)	$(24,143)	$(180)	$(48,696)	$539,986	$2,803,864	$3,343,850
Partner Healthcare	$1,078	$13,637	$58,815	$73,530	$70,702	$(14,036)	$(23,814)	$12,104	$(2,227)	$(387)	$42,342	$115,872	$347,412	$463,284
Natural Resources	$1,843	$86,683	$(109,309)	$(20,783)	$162,875	$(12,799)	$(50,275)	$(4,957)	$(4,796)	$(706)	$89,342	$68,559	$750,402	$818,961
Partner Emerging Markets Equity	$4,856	$30,175	$176,058	$211,089	$221,456	$(25,064)	$(56,241)	$(6,851)	$(5,543)	$(1,145)	$126,612	$337,701	$764,999	$1,102,700
Real Estate Securities	$130,641	$47,142	$385,582	$563,365	$459,405	$(58,453)	$(202,657)	$(235,314)	$(27,268)	$(882)	$(65,169)	$498,196	$3,264,637	$3,762,833
Partner Small Cap Growth	$—	$35,991	$149,660	$185,651	$208,560	$(25,627)	$(95,089)	$(149,779)	$(12,550)	$(832)	$(75,317)	$110,334	$1,613,030	$1,723,364
Partner Small Cap Value	$21,090	$82,638	$325,317	$429,045	$347,912	$(71,906)	$(177,461)	$(333,552)	$(24,569)	$(961)	$(260,537)	$168,508	$3,086,564	$3,255,072
Small Cap Stock	$—	$30,658	$542,679	$573,337	$749,377	$(122,551)	$(367,307)	$(440,094)	$(48,396)	$(240)	$(229,211)	$344,126	$6,205,152	$6,549,278
Small Cap Index	$106,457	$1,275,761	$944,798	$2,327,016	$1,486,091	$(324,897)	$(824,922)	$(903,555)	$(118,787)	$(1,018)	$(687,088)	$1,639,928	$14,866,077	$16,506,005
Mid Cap Growth	$13,754	$130,076	$572,302	$716,132	$681,258	$(26,297)	$(329,686)	$171,781	$(44,508)	$(3,228)	$449,320	$1,165,452	$5,638,750	$6,804,202
Partner Mid Cap Value	$5,444	$8,780	$96,337	$110,561	$75,151	$(7,709)	$(31,913)	$(30,061)	$(3,909)	$(738)	$821	$111,382	$602,674	$714,056
Mid Cap Stock	$15,677	$90,750	$732,593	$839,020	$684,984	$(112,459)	$(337,614)	$(472,308)	$(47,953)	$(253)	$(285,603)	$553,417	$6,062,963	$6,616,380
Mid Cap Index	$40,274	$505,137	$278,903	$824,314	$515,558	$(121,127)	$(264,266)	$(190,312)	$(39,633)	$(1,062)	$(100,842)	$723,472	$4,761,781	$5,485,253
Partner Worldwide Allocation	$199,800	$70,589	$1,354,515	$1,624,904	$825,449	$(105,562)	$(349,437)	$11,272,154	$(46,760)	$(1,986)	$11,593,858	$13,218,762	$1,153,199	$14,371,961
Partner All Cap	$8,096	$1,652	$228,160	$237,908	$186,986	$(7,646)	$(103,342)	$(107,319)	$(14,005)	$(635)	$(45,961)	$191,947	$1,627,514	$1,819,461
Large Cap Growth	$104,757	$198,780	$1,183,968	$1,487,505	$1,049,779	$(156,361)	$(516,436)	$(437,136)	$(70,563)	$(411)	$(131,128)	$1,356,377	$7,828,779	$9,185,156
Partner Growth Stock	$—	$48,600	$346,191	$394,791	$184,747	$(22,054)	$(114,539)	$(122,935)	$(17,756)	$(1,524)	$(94,061)	$300,730	$2,139,860	$2,440,590
Large Cap Value	$102,196	$35,681	$821,572	$959,449	$634,246	$(137,114)	$(309,564)	$(495,629)	$(45,446)	$(1,075)	$(354,582)	$604,867	$5,605,008	$6,209,875
Large Cap Stock	$125,804	$48,553	$1,493,270	$1,667,627	$1,452,816	$(301,099)	$(730,811)	$(924,112)	$(94,246)	$(382)	$(597,834)	$1,069,793	$11,410,034	$12,479,827
Large Cap Index	$450,918	$5,523	$3,333,011	$3,789,452	$2,779,377	$(499,968)	$(1,496,892)	$(1,264,504)	$(202,672)	$(1,349)	$(686,008)	$3,103,444	$24,577,360	$27,680,804
High Yield	$240,150	$16,256	$248,343	$504,749	$441,523	$(36,476)	$(185,951)	$246,893	$(24,716)	$(1,189)	$440,084	$944,833	$3,078,547	$4,023,380
Income	$117,233	$21,527	$176,292	$315,052	$334,316	$(39,881)	$(185,070)	$233,155	$(25,532)	$(668)	$316,320	$631,372	$2,851,116	$3,482,488
Bond Index	$93,308	$88,177	$40,819	$222,304	$545,122	$(92,007)	$(281,472)	$(93,000)	$(35,528)	$(946)	$42,169	$264,473	$4,531,287	$4,795,760
Limited Maturity Bond	$60,525	$2,879	$90,289	$153,693	$561,559	$(85,293)	$(230,567)	$172,206	$(30,972)	$(1,051)	$385,882	$539,575	$3,446,879	$3,986,454
Money Market	$—	$—	$—	$—	$597,566	$(10,241)	$(254,070)	$(86,880)	$(32,130)	$(1,226)	$213,019	$213,019	$2,802,168	$3,015,187

The accompanying notes are an integral part of these financial statements.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements

As of December 31, 2013

(1) ORGANIZATION

The Thrivent Variable Life Account I (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 33 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Growth and Income Plus (d)	Thrivent Series Fund, Inc. — Growth and Income Plus Portfolio
Balanced Income Plus (e)	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus (j)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Opportunity Income Plus (f)	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner Technology (n)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Natural Resources (l)	Thrivent Series Fund, Inc. — Natural Resources Portfolio
Partner Emerging Markets Equity (m)	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth (g)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (h)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth (i)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock (a, b, c)	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income (k)	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Partner All Cap Value Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(b)	Partner All Cap Growth Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(1) ORGANIZATION - continued

(c)	Partner Socially Responsible Stock Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(d)	Formerly known as Equity Income Plus, name change effective August 16, 2013
(e)	Formerly known as Balanced, name change effective August 16, 2013
(f)	Formerly known as Mortgage Securities, name change effective August 16, 2013
(g)	Mid Cap Growth Portfolio II merged into the Mid Cap Growth Portfolio as of July 27, 2012.
(h)	Partner International Stock Portfolio merged into the Partner Worldwide Allocation Portfolio as of July 27, 2012.
(i)	Large Cap Growth Portfolio II merged into the Large Cap Growth Portfolio as of July 27, 2012.
(j)	Partner Utilities Portfolio merged into the Diversified Income Plus Portfolio as of July 27, 2012.
(k)	Partner Socially Responsible Bond Portfolio merged into the Income Portfolio as of July 27, 2012.
(l)	Formerly known as Partner Natural Resources, name change effective July 27, 2012
(m)	Formerly Partner Emerging Markets, name change effective July 27, 2012
(n)	Formerly known as Technology, name change effective June 30, 2009

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies. The Funds are managed by Thrivent Investment Management which is an affiliate of Thrivent Financial.

The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for the subaccount’s investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to Thrivent Financial for mortality and expense risks assumed in connection with the contracts as a percentage of the subaccounts. No mortality and expense risk charges are deducted from the fixed account. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of changes in net assets. The rates are as follows for the three contract types within the Variable Account:

•	Thrivent Variable Life 2008 Series — annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 0.45% for all contract years.

•

Thrivent Variable Life 2003 Series — annual rate is based on subaccount accumulated value and is guaranteed not to exceed 1.10% during the first 10 contract years and guaranteed not to exceed 0.90% thereafter.

•	Thrivent Variable Life 1997 Series — annual rate is based on the subaccount cash value and is guaranteed not to exceed 0.90% years and guaranteed not to exceed 0.40% thereafter.

Thrivent Financial deducts a monthly unit charge for the Thrivent Variable Life 2008 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 120 months after issue and the first 120 months after an increase in face amount. Refer to the product prospectus for the applicable charge.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Thrivent Financial deducts an issue expense charge for the Thrivent Variable Life 1997 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 36 months after issue and the first 36 months after an increase in face amount. Refer to the product prospectus for the applicable charge.

Thrivent Financial deducts an asset charge for Thrivent Variable Life 2008 Series only. This charge covers the expenses incurred in issuing and administering the contract and operating the Variable Account. Refer to the product prospectus for the applicable rate.

Prior to the allocation of premiums to the Variable Account, Thrivent Financial deducts a sales charge, based on the product, to cover a portion of the sales expenses incurred by Thrivent Financial. Refer to the product prospectus for the applicable rate.

Thrivent Financial charges a monthly administrative fee for administrative expenses. Refer to the product prospectus for the applicable administrative charge rates.

Thrivent Financial assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Thrivent Financial and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender (in most states) and the current net amount at risk.

Thrivent Financial assesses a transfer fee to each transfer from the subaccounts and fixed account in excess of the first twelve transfers made in a contract year. Refer to the product prospectus for the applicable charge.

Thrivent Financial, upon lapse, surrender or face amount reduction, will charge a decrease or surrender charge during the first 10 contract years and during the first 10 years following an increase in face amount. These charges are in part a deferred sales charge and in part a recovery of certain administrative costs. In no event will the surrender charge exceed the maximum allowed by state or federal law. Refer to the product prospectus for the applicable charge.

Thrivent Financial may charge an administrative fee for each partial surrender/withdrawal that is taken in excess of one per contract year. For Thrivent Variable Life 2003 Series only, the charge is applicable in the first 10 contract years only. Refer to the product prospectus for applicable charges.

Thrivent Financial reserves the right to charge a fee for certain contract changes for Thrivent Variable Life 1997 Series only. Refer to the product prospectus for applicable charges.

Additionally, during the year ended December 31, 2013, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. Additional details of these net asset based charges can be found in the Fund’s annual report.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

Subaccount	Units Outstanding at January 1, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2013
Aggressive Allocation	3,838,712	1,038,481		(619,324)	4,257,869	921,731		(620,646)	4,558,954
Moderately Aggressive Allocation	7,435,674	1,591,310		(1,158,170)	7,868,814	1,739,111		(977,184)	8,630,741
Moderate Allocation	3,290,892	764,769		(493,395)	3,562,266	784,670		(517,948)	3,828,988
Moderately Conservative Allocation	512,832	207,008		(95,072)	624,768	73,594		(127,128)	571,234
Growth and Income Plus	37,117	14,601		(9,094)	42,624	32,640		(16,671)	58,593
Balanced Income Plus	498,078	56,637		(66,232)	488,483	54,171		(62,359)	480,295
Diversified Income Plus	175,848	59,148	18,149	(36,789)	216,356	84,494		(49,557)	251,293
Opportunity Income Plus	48,896	8,518		(8,843)	48,571	24,325		(8,702)	64,194
Partner Technology	312,907	44,634		(49,909)	307,632	48,155		(44,192)	311,595
Partner Healthcare	29,311	9,524		(6,447)	32,388	34,784		(10,382)	56,790
Natural Resources	89,848	35,303		(23,903)	101,248	38,112		(26,420)	112,940
Partner Emerging Markets Equity	68,356	26,755		(16,897)	78,214	48,950		(33,287)	93,877
Real Estate Securities	163,988	31,367		(30,585)	164,770	42,286		(38,277)	168,779
Partner Small Cap Growth	110,690	17,333		(21,394)	106,629	17,057		(17,213)	106,473
Partner Small Cap Value	165,010	22,244		(33,660)	153,594	26,520		(24,848)	155,266
Small Cap Stock	395,671	54,009		(67,297)	382,383	39,542		(46,128)	375,797
Small Cap Index	683,879	72,297		(98,971)	657,205	74,030		(89,183)	642,052
Mid Cap Growth	312,271	44,901	34,509	(58,001)	333,680	42,478		(45,901)	330,257

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2013
Partner Mid Cap Value	46,661	6,104		(5,782)	46,983	19,056		(6,329)	59,710
Mid Cap Stock	381,574	49,525		(66,336)	364,763	39,998		(42,055)	362,706
Mid Cap Index	271,327	37,862		(41,439)	267,750	57,609		(40,041)	285,318
Partner Worldwide Allocation	144,252	118,234	1,379,117	(126,483)	1,515,120	213,370		(227,288)	1,501,202
Partner All Cap	106,874	13,840		(16,504)	104,210	15,808		(16,962)	103,056
Large Cap Growth	588,902	82,906	34,637	(123,804)	582,641	75,240		(97,021)	560,860
Partner Growth Stock	152,637	21,363		(27,213)	146,787	19,239		(22,660)	143,366
Large Cap Value	404,100	50,233		(72,575)	381,758	70,020		(59,323)	392,455
Large Cap Stock	1,096,442	139,248		(191,077)	1,044,613	115,509	162,998	(137,836)	1,185,284
Large Cap Index	1,784,491	205,029		(249,379)	1,740,141	205,245		(214,247)	1,731,139
High Yield	163,711	51,880		(31,805)	183,786	45,911		(50,459)	179,238
Income	185,919	45,406	6,966	(33,869)	204,422	30,461		(36,408)	198,475
Bond Index	253,779	44,259		(41,277)	256,761	36,921		(45,032)	248,650
Limited Maturity Bond	266,662	96,511		(67,213)	295,960	57,430		(56,937)	296,453
Money Market	2,382,216	1,403,591		(1,220,520)	2,565,287	1,312,705		(1,205,184)	2,672,808

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2013 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$9,514,785	$3,948,134
Moderately Aggressive Allocation	19,791,529	4,752,358
Moderate Allocation	9,576,244	4,180,968
Moderately Conservative Allocation	1,061,932	1,579,598
Growth and Income Plus	367,362	166,240
Balanced Income Plus	1,010,578	767,260
Diversified Income Plus	1,354,074	629,498
Opportunity Income Plus	332,844	95,809
Partner Technology	379,658	296,671
Partner Healthcare	566,737	130,233
Natural Resources	277,070	168,367
Partner Emerging Markets Equity	566,950	339,172
Real Estate Securities	638,498	588,702
Partner Small Cap Growth	264,130	226,167
Partner Small Cap Value	432,634	360,977
Small Cap Stock	380,343	476,108
Small Cap Index	1,942,273	1,557,683
Mid Cap Growth	487,172	620,541
Partner Mid Cap Value	333,251	74,765
Mid Cap Stock	447,727	471,336
Mid Cap Index	1,114,030	590,524
Partner Worldwide Allocation	1,023,315	1,150,349
Partner All Cap	206,970	237,928
Large Cap Growth	643,719	1,000,444
Partner Growth Stock	240,491	322,415
Large Cap Value	834,686	669,771
Large Cap Stock	3,295,575	967,213
Large Cap Index	2,400,891	1,882,420
High Yield	943,440	892,000
Income	437,645	410,816
Bond Index	611,189	543,037
Limited Maturity Bond	584,608	505,928
Money Market	1,228,689	1,109,662

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for the year ended December 31, 2013, except as indicated in Note 1, follows:

Subaccount	2013	2012	2011	2010	2009

Aggressive Allocation
Units	4,558,954	4,257,869	3,838,712	3,499,891	3,113,438
Unit value	$13.87-$18.79	$10.91-$14.79	$9.72-$13.18	$10.12-$13.72	$8.61-$11.67
Net assets	$79,354,245	$59,117,383	$48,223,084	$46,244,872	$35,352,766
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.25%	0.62%	1.30%	1.46%	4.53%
Total return (c)	27.05%	12.25%	(3.93)%	17.53%	30.62%

Moderately Aggressive Allocation
Units	8,630,741	7,868,814	7,435,674	6,643,579	5,986,424
Unit value	$13.75-$18.14	$11.34-$14.95	$10.04-$13.25	$10.34-$13.64	$8.96-$11.82
Net assets	$146,071,289	$111,040,675	$93,838,330	$87,252,053	$68,852,862
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.49%	1.16%	1.98%	2.28%	4.98%
Total return (c)	21.30%	12.87%	(2.86)%	15.43%	29.80%

Moderate Allocation
Units	3,828,988	3,562,266	3,290,892	2,916,276	2,485,333
Unit value	$13.59-$17.37	$11.81-$15.09	$10.57-$13.51	$10.68-$13.65	$9.39-$12.01
Net assets	$62,688,654	$51,334,577	$42,692,985	$38,503,388	$28,994,836
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.51%	1.55%	2.22%	2.53%	4.87%
Total return (c)	15.12%	11.72%	(1.03)%	13.68%	26.89%

Moderately Conservative Allocation
Units	571,234	624,768	512,832	452,179	388,023
Unit value	$13.16-$16.11	$12.08-$14.78	$11.02-$13.49	$11.00-$13.46	$12.08-$12.08
Net assets	$8,986,908	$9,051,716	$6,794,784	$6,005,431	$4,648,554
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.55%	1.58%	2.16%	2.41%	4.26%
Total return (c)	9.02%	9.59%	0.20%	11.41%	22.53%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Growth and Income Plus
Units	58,593	42,624	37,117	20,682	4,960
Unit value	$12.78	$10.54	$9.32	$9.55	$8.22
Net assets	$748,839	$449,312	$345,741	$197,502	$40,743
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.98%	1.50%	0.32%	2.17%	2.75%
Total return (c)	21.24%	13.16%	(2.45)%	16.23%	16.68%

Balanced Income Plus
Units	480,295	488,483	498,078	519,371	557,680
Unit value	$14.54-$23.03	$12.33-$19.52	$10.96-$17.37	$10.52-$16.67	$9.29-$14.71
Net assets	$10,405,114	$9,045,619	$8,231,574	$8,269,221	$7,858,371
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.84%	2.14%	2.18%	2.59%	4.40%
Total return (c)	17.95%	12.42%	4.18%	13.29%	21.76%

Diversified Income Plus
Units	251,293	216,356	175,848	185,890	170,647
Unit value	$15.38-$22.37	$13.83-$20.12	$12.08-$17.57	$11.81-$17.18	$10.19-$14.83
Net assets	$5,086,386	$3,997,762	$2,874,346	$2,968,817	$2,389,294
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.48%	3.42%	4.93%	4.86%	7.95%
Total return (c)	11.17%	14.49%	2.31%	15.85%	33.06%

Opportunity Income Plus
Units	64,194	48,571	48,896	52,888	50,417
Unit value	$13.08-$15.64	$13.26-$15.86	$12.51-$14.96	$11.97-$14.32	$10.68-$12.77
Net assets	$957,617	$757,125	$721,534	$747,410	$636,931
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.56%	1.56%	2.84%	3.43%	3.56%
Total return (c)	(1.39)%	6.00%	4.52%	12.09%	13.02%

Partner Technology
Units	311,595	307,632	312,907	312,097	313,802
Unit value	$12.50-$17.18	$9.69-$13.32	$8.00-$11.00	$9.18-$12.62	$7.35-$10.09
Net assets	$4,417,128	$3,343,850	$2,803,864	$3,194,004	$2,558,351
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	29.01%	21.08%	(12.83)%	25.00%	56.58%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Partner Healthcare
Units	56,790	32,388	29,311	26,193	18,645
Unit value	$18.75	$14.30	$11.85	$12.32	$11.09
Net assets	$1,064,882	$463,284	$347,412	$322,686	$206,676
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.35%	0.27%	0.00%	0.15%	0.01%
Total return (c)	31.09%	20.68%	(3.79)%	11.13%	23.83%

Natural Resources
Units	112,940	101,248	89,848	69,203	47,248
Unit value	$8.86	$8.09	$8.35	$9.58	$8.24
Net assets	$1,000,800	$818,961	$750,402	$663,132	$389,197
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.66%	0.24%	0.07%	0.08%	0.00%
Total return (c)	9.55%	(3.15)%	(12.84)%	16.33%	43.72%

Partner Emerging Markets Equity
Units	93,877	78,214	68,356	63,941	38,416
Unit value	$13.06	$14.10	$11.19	$12.55	$9.86
Net assets	$1,226,341	$1,102,700	$764,999	$802,453	$378,619
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.05%	0.53%	1.06%	0.00%	1.06%
Total return (c)	(7.34)%	25.98%	(10.82)%	27.33%	74.70%

Real Estate Securities
Units	168,779	164,770	163,988	170,788	176,984
Unit value	$12.51-$30.02	$12.25-$29.38	$10.42-$24.99	$9.57-$22.97	$7.51-$18.00
Net assets	$3,832,155	$3,762,833	$3,264,637	$3,151,034	$2,595,749
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.43%	3.67%	0.00%	2.89%	4.34%
Total return (c)	2.18%	17.54%	8.83%	27.56%	29.08%

Partner Small Cap Growth
Units	106,473	106,629	110,690	115,664	110,100
Unit value	$16.98-$31.51	$11.99-$22.25	$10.73-$19.92	$11.16-$20.72	$8.66-$16.08
Net assets	$2,432,607	$1,723,364	$1,613,030	$1,769,989	$1,327,093
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.09%
Total return (c)	41.64%	11.69%	(3.85)%	28.86%	34.75%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Partner Small Cap Value
Units	155,266	153,594	165,010	183,947	174,619
Unit value	$17.67-$39.24	$12.92-$28.69	$11.30-$25.09	$11.53-$25.60	$9.34-$20.73
Net assets	$4,431,208	$3,255,072	$3,086,564	$3,555,171	$2,773,705
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.87%	0.66%	0.21%	1.02%	0.87%
Total return (c)	36.76%	14.37%	(1.99)%	23.46%	30.24%

Small Cap Stock
Units	375,797	382,383	395,671	413,163	422,898
Unit value	$14.40-$25.47	$10.59-$18.74	$9.68-$17.13	$10.23-$18.09	$8.17-$14.46
Net assets	$8,749,916	$6,549,278	$6,205,152	$6,850,162	$5,633,320
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.36%	0.00%	0.00%	0.04%	0.97%
Total return (c)	35.90%	9.42%	(5.31)%	25.09%	20.38%

Small Cap Index
Units	642,052	657,205	683,879	724,217	774,677
Unit value	$18.56-$37.81	$13.18-$26.85	$11.37-$23.15	$11.31-$23.03	$8.98-$18.29
Net assets	$22,450,002	$16,506,005	$14,866,077	$15,710,619	$13,497,188
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.23%	0.67%	0.83%	0.84%	1.98%
Total return (c)	40.83%	15.95%	0.54%	25.88%	25.29%

Mid Cap Growth
Units	330,257	333,680	312,271	311,284	278,388
Unit value	$17.00-$34.78	$13.03-$26.66	$11.61-$23.76	$12.28-$25.13	$9.51-$19.46
Net assets	$8,684,241	$6,804,202	$5,638,750	$6,045,078	$4,366,625
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.34%	0.22%	0.32%	0.25%	0.02%
Total return (c)	30.45%	12.22%	(5.43)%	29.11%	50.94%

Partner Mid Cap Value
Units	59,710	46,983	46,661	48,368	37,622
Unit value	$15.98-$21.72	$12.04-$16.37	$10.18-$13.84	$10.87-$14.77	$8.71-$11.84
Net assets	$1,189,707	$714,056	$602,674	$676,043	$439,689
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.96%	0.81%	0.21%	0.86%	1.14%
Total return (c)	32.74%	18.27%	(6.33)%	24.73%	32.33%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Mid Cap Stock
Units	362,706	364,763	381,574	411,976	426,013
Unit value	$16.10-$24.78	$11.88-$18.29	$10.39-$16.00	$11.09-$17.07	$8.83-$13.60
Net assets	$8,895,630	$6,616,380	$6,062,963	$6,988,934	$5,765,594
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.37%	0.25%	0.04%	0.48%	0.61%
Total return (c)	35.50%	14.29%	(6.28)%	25.59%	39.10%

Mid Cap Index
Units	285,318	267,750	271,327	281,999	283,102
Unit value	$17.05-$30.22	$12.83-$22.74	$10.93-$19.37	$11.18-$19.81	$8.88-$15.74
Net assets	$7,581,950	$5,485,253	$4,761,781	$5,094,709	$4,128,071
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.89%	0.77%	0.81%	1.05%	1.94%
Total return (c)	32.92%	17.37%	(2.23)%	25.91%	36.69%

Partner Worldwide Allocation
Units	1,501,202	1,515,120	144,252	122,208	84,205
Unit value	$11.03	$9.49	$7.99	$9.10	$8.02
Net assets	$16,562,976	$14,371,961	$1,153,199	$1,111,733	$675,298
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.03%	3.04%	2.20%	1.55%	2.22%
Total return (c)	16.31%	18.66%	(12.12)%	13.43%	31.67%

Partner All Cap
Units	103,056	104,210	106,874	112,541	115,363
Unit value	$13.43-$28.25	$10.11-$21.26	$8.81-$18.53	$9.26-$19.47	$7.96-$16.74
Net assets	$2,354,073	$1,819,461	$1,627,514	$1,808,968	$1,600,168
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.75%	0.46%	0.63%	0.71%	1.36%
Total return (c)	32.85%	14.74%	(4.82)%	16.34%	28.48%

Large Cap Growth
Units	560,860	582,641	588,902	637,239	655,545
Unit value	$15.01-$25.45	$11.02-$18.69	$9.25-$15.68	$9.77-$16.56	$8.82-$14.95
Net assets	$11,992,051	$9,185,156	$7,828,779	$8,934,572	$8,316,947
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.65%	1.20%	0.55%	0.61%	0.79%
Total return (c)	36.14%	19.17%	(5.27)%	10.73%	41.40%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Partner Growth Stock
Units	143,366	146,787	152,637	158,633	135,191
Unit value	$16.73-$29.38	$12.05-$21.16	$10.15-$17.83	$10.31-$18.10	$8.84-$15.52
Net assets	$3,285,850	$2,440,590	$2,139,860	$2,263,614	$1,727,432
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.03%	0.00%	0.00%	0.02%	0.31%
Total return (c)	38.84%	18.66%	(1.48)%	16.62%	43.17%

Large Cap Value
Units	392,455	381,758	404,100	429,172	424,079
Unit value	$13.91-$25.75	$10.55-$19.53	$8.98-$16.61	$9.26-$17.14	$8.22-$15.22
Net assets	$8,211,422	$6,209,875	$5,605,008	$6,197,359	$5,488,566
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.47%	1.72%	0.02%	1.41%	1.94%
Total return (c)	31.82%	17.57%	(3.08)%	12.61%	21.11%

Large Cap Stock
Units	1,185,284	1,044,613	1,096,442	1,148,637	1,169,231
Unit value	$13.21-$17.23	$10.19-$13.29	$8.87-$11.57	$9.29-$12.12	$8.39-$10.94
Net assets	$18,552,104	$12,479,827	$11,410,034	$12,539,799	$11,513,397
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.08%	1.03%	0.01%	0.77%	1.01%
Total return (c)	29.60%	14.90%	(4.57)%	10.82%	27.59%

Large Cap Index
Units	1,731,139	1,740,141	1,784,491	1,873,862	1,937,188
Unit value	$14.85-$21.27	$11.27-$16.13	$9.75-$13.96	$9.59-$13.73	$8.37-$11.98
Net assets	$36,073,475	$27,680,804	$24,577,360	$25,403,739	$22,977,922
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.66%	1.68%	1.62%	1.89%	3.07%
Total return (c)	31.81%	15.54%	1.71%	14.63%	26.20%

High Yield
Units	179,238	183,786	163,711	174,651	155,458
Unit value	$16.65-$29.70	$15.57-$27.78	$13.39-$23.88	$12.79-$22.81	$11.16-$19.91
Net assets	$4,088,923	$4,023,380	$3,078,547	$3,143,416	$2,477,043
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	6.29%	7.08%	7.76%	8.17%	9.09%
Total return (c)	6.91%	16.31%	4.70%	14.57%	43.49%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Income
Units	198,475	204,422	185,919	210,375	207,637
Unit value	$14.15-$18.53	$14.16-$18.55	$12.75-$16.71	$12.04-$15.77	$10.79-$14.14
Net assets	$3,372,693	$3,482,488	$2,851,116	$3,050,495	$2,713,284
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.77%	3.81%	4.42%	5.03%	5.75%
Total return (c)	(0.07)%	10.99%	5.94%	11.55%	21.29%

Bond Index
Units	248,650	256,761	253,779	252,489	249,559
Unit value	$12.93-$21.87	$13.25-$22.42	$12.63-$21.36	$11.67-$19.74	$10.68-$18.07
Net assets	$4,513,874	$4,795,760	$4,531,287	$4,249,243	$3,912,680
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.95%	2.02%	2.82%	3.12%	3.98%
Total return (c)	(2.47)%	4.95%	8.21%	9.24%	8.47%

Limited Maturity Bond
Units	296,453	295,960	266,662	291,311	289,135
Unit value	$11.91-$14.18	$11.86-$14.11	$11.37-$13.53	$11.27-$13.41	$10.70-$12.74
Net assets	$4,021,635	$3,986,454	$3,446,879	$3,741,722	$3,540,542
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.52%	1.65%	2.20%	3.24%	4.14%
Total return (c)	0.45%	4.32%	0.90%	5.25%	14.04%

Money Market
Units	2,672,808	2,565,287	2,382,216	2,159,501	2,192,223
Unit value	$1.02-$1.19	$1.02-$1.19	$1.02-$1.19	$1.02-$1.19	$1.02-$1.19
Net assets	$3,134,213	$3,015,187	$2,802,168	$2,542,320	$2,585,435
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.43%
Total return (c)	0.00%	0.00%	0.00%	0.00%	0.43%

(a)	These amounts only include items that flow through operations. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period or from the inception date through the end of the reporting period.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(7) UNIT FAIR VALUE

Units, unit values and asset balances for each subaccount are as follows:

Year Ended December 31, 2013	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance - 2008
Aggressive Allocation	1,283,700	$13.87	$17,801,968
Moderately Aggressive Allocation	2,387,588	13.75	32,834,176
Moderate Allocation	1,014,840	13.59	13,794,482
Moderately Conservative Allocation	74,083	13.16	975,290
Growth and Income Plus	8,178	12.78	104,518
Balanced Income Plus	11,775	14.54	171,193
Diversified Income Plus	29,217	15.38	449,294
Opportunity Income Plus	14,469	13.08	189,245
Partner Technology	11,770	15.50	182,489
Partner Healthcare	17,332	18.75	325,003
Natural Resources	29,619	8.86	262,460
Partner Emerging Markets Equity	32,333	13.06	422,380
Real Estate Securities	27,216	12.51	340,567
Partner Small Cap Growth	15,301	16.98	259,741
Partner Small Cap Value	21,286	17.67	376,102
Small Cap Stock	3,790	14.40	54,566
Small Cap Index	26,705	18.56	495,707
Mid Cap Growth	53,645	17.00	911,883
Partner Mid Cap Value	18,685	15.98	298,533
Mid Cap Stock	7,020	16.10	112,984
Mid Cap Index	33,418	17.05	569,726
Partner Worldwide Allocation	89,084	11.03	982,867
Partner All Cap	15,236	13.43	204,615
Large Cap Growth	18,649	15.01	279,890
Partner Growth Stock	25,490	16.73	426,444
Large Cap Value	48,746	13.91	678,049
Large Cap Stock	24,969	13.21	329,735
Large Cap Index	55,925	14.85	830,684
High Yield	25,891	16.65	431,087
Income	7,307	14.15	103,367
Bond Index	12,479	12.93	161,333
Limited Maturity Bond	17,287	11.91	205,920
Money Market	210,634	1.02	215,086

			$75,781,384

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2013	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance - 2003
Aggressive Allocation	2,669,692	$18.79	$50,171,496
Moderately Aggressive Allocation	5,094,644	18.14	92,405,210
Moderate Allocation	2,096,758	17.37	36,429,786
Moderately Conservative Allocation	387,545	16.11	6,245,241
Growth and Income Plus	28,580	12.78	365,262
Balanced Income Plus	125,360	18.60	2,331,129
Diversified Income Plus	115,185	19.50	2,246,067
Opportunity Income Plus	33,133	15.36	508,856
Partner Technology	103,841	17.18	1,783,935
Partner Healthcare	26,138	18.75	490,111
Natural Resources	48,063	8.86	425,905
Partner Emerging Markets Equity	37,546	13.06	490,466
Real Estate Securities	109,341	23.09	2,524,440
Partner Small Cap Growth	67,918	21.20	1,439,983
Partner Small Cap Value	104,396	27.72	2,894,142
Small Cap Stock	169,508	20.87	3,538,042
Small Cap Index	117,566	26.69	3,138,334
Mid Cap Growth	202,164	25.64	5,182,758
Partner Mid Cap Value	32,058	21.72	696,378
Mid Cap Stock	149,257	24.57	3,666,495
Mid Cap Index	132,939	25.70	3,416,994
Partner Worldwide Allocation	710,610	11.03	7,840,215
Partner All Cap	64,866	23.14	1,501,032
Large Cap Growth	385,532	20.04	7,725,113
Partner Growth Stock	90,018	22.67	2,040,966
Large Cap Value	247,210	20.42	5,048,655
Large Cap Stock	429,007	17.23	7,390,836
Large Cap Index	259,345	19.80	5,134,388
High Yield	115,439	21.93	2,532,128
Income	142,965	16.62	2,375,886
Bond Index	121,690	15.19	1,848,912
Limited Maturity Bond	185,001	13.41	2,480,909
Money Market	1,830,611	1.18	2,167,403

			$268,477,473

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2013	Units	Unit Value	Assets in Accumulation Period
AAL Variable Universal Life - 1997
Aggressive Allocation	605,562	$18.79	$11,380,781
Moderately Aggressive Allocation	1,148,509	18.14	20,831,903
Moderate Allocation	717,390	17.37	12,464,386
Moderately Conservative Allocation	109,606	16.11	1,766,377
Growth and Income Plus	21,835	12.78	279,059
Balanced Income Plus	343,160	23.03	7,902,792
Diversified Income Plus	106,891	22.37	2,391,025
Opportunity Income Plus	16,592	15.64	259,516
Partner Technology	195,984	12.50	2,450,704
Partner Healthcare	13,320	18.75	249,768
Natural Resources	35,258	8.86	312,435
Partner Emerging Markets Equity	23,998	13.06	313,495
Real Estate Securities	32,222	30.02	967,148
Partner Small Cap Growth	23,254	31.51	732,883
Partner Small Cap Value	29,584	39.24	1,160,964
Small Cap Stock	202,499	25.47	5,157,308
Small Cap Index	497,781	37.81	18,815,961
Mid Cap Growth	74,448	34.78	2,589,600
Partner Mid Cap Value	8,967	21.72	194,796
Mid Cap Stock	206,429	24.78	5,116,151
Mid Cap Index	118,961	30.22	3,595,230
Partner Worldwide Allocation	701,508	11.03	7,739,894
Partner All Cap	22,954	28.25	648,426
Large Cap Growth	156,679	25.45	3,987,048
Partner Growth Stock	27,858	29.38	818,440
Large Cap Value	96,499	25.75	2,484,718
Large Cap Stock	731,308	14.81	10,831,533
Large Cap Index	1,415,869	21.27	30,108,403
High Yield	37,908	29.70	1,125,708
Income	48,203	18.53	893,440
Bond Index	114,481	21.87	2,503,629
Limited Maturity Bond	94,165	14.18	1,334,806
Money Market	631,563	1.19	751,724

			$162,160,051

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(8) SUBACCOUNT MERGERS

A Special Meeting of Contractholders of the Thrivent Partner All Cap Growth Portfolio, Thrivent Partner All Cap Value Portfolio and Thrivent Partner Socially Responsible Stock Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on August 2, 2013. The Contractholders of each Subaccount voted in favor of merging the Portfolios listed below into the Thrivent Large Cap Stock Portfolio effective August 16, 2013.

	The Target Portfolio		The Acquiring Portfolio
Merger 1	Thrivent Partner All Cap Growth	→	Thrivent Large Cap Stock Portfolio
Merger 2	Thrivent Partner All Cap Value	→	Thrivent Large Cap Stock Portfolio
Merger 3	Thrivent Partner Socially Responsible Stock	→	Thrivent Large Cap Stock Portfolio

The mergers were accomplished by tax free exchanges as detailed below:

	Net Assets as of August 16, 2013	Shares as of August 16, 2013
Target Portfolio (Merger 1)	$1,693,020	152,016
Target Portfolio (Merger 2)	$501,656	49,977
Target Portfolio (Merger 3)	$263,157	19,740
Acquiring Portfolio	$14,373,317	1,344,017

After Acquisition	$16,831,150	1,565,750

The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 15, 2013.

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner All Cap Growth	$(459,759)	$(5,402)	$656,589
Thrivent Partner All Cap Value	$(104,741)	$7,604	$153,851
Thrivent Partner Socially Responsible Stock	$(25,136)	$648	$56,004

Assuming the acquisition had been completed on January 1, 2013 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2013, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Stock Portfolio	$2,988,695	$53,781	$1,032,029

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 16, 2013.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(8) SUBACCOUNT MERGERS - continued

Assuming the acquisition had been completed on January 1, 2012 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2012, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Stock Portfolio	$1,674,876	$128,441	$74,949

A Special Meeting of Contractholders of the Thrivent Partner International Stock Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Socially Responsible Bond Portfolio and Thrivent Partner Utilities Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on July 13, 2012, and the Contractholders of each voted in favor of merging the Portfolios listed below effective July 27, 2012.

	The Target Portfolio		The Acquiring Portfolio
Merger 1	Thrivent Partner International Stock Portfolio	→	Thrivent Partner Worldwide Allocation Portfolio
Merger 2	Thrivent Mid Cap Growth Portfolio II	→	Thrivent Mid Cap Growth Portfolio
Merger 3	Thrivent Large Cap Growth Portfolio II	→	Thrivent Large Cap Growth Portfolio
Merger 4	Thrivent Partner Socially Responsible Bond Portfolio	→	Thrivent Income Portfolio
Merger 5	Thrivent Partner Utilities Portfolio	→	Thrivent Diversified Income Plus Portfolio

The mergers were accomplished by tax free exchanges as detailed below:

	Net Assets as of July 27, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	$1,256,502	$5,803,492	$8,292,712	$3,037,883	$3,146,104
Target Portfolio	$11,492,022	$717,363	$488,836	$110,608	$304,654
After Acquisition	$12,748,524	$6,520,855	$8,781,547	$3,148,492	$3,450,758

	Shares as of July 27, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	163,123	317,041	468,353	285,916	455,693
Target Portfolio	1,289,066	88,939	106,887	10,311	33,481
After Acquisition	1,452,189	405,979	575,240	296,227	489,174

The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of July 26, 2012.

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner International Stock Portfolio	$2,855,351	$513,609	$(2,995,851)
Thrivent Mid Cap Growth Portfolio II	$12,813	$(3,480)	$37,190
Thrivent Large Cap Growth Portfolio II	$131,899	$7,329	$(89,900)
Thrivent Partner Socially Responsible Bond Portfolio	$(1,465)	$834	$5,400
Thrivent Partner Utilities Portfolio	$(20,812)	$6,250	$39,810

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(8) SUBACCOUNT MERGERS - continued

Assuming the acquisition had been completed on January 1, 2012 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2012, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Worldwide Allocation Portfolio	$4,209,867	$666,650	$(2,925,263)
Thrivent Mid Cap Growth Portfolio	$585,115	$(34,234)	$167,265
Thrivent Large Cap Growth Portfolio	$1,315,866	$41,523	$108,880
Thrivent Income Portfolio	$174,827	$92,537	$26,928
Thrivent Diversified Income Plus Portfolio	$264,618	$95,501	$74,062

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 27, 2012.

PART C: OTHER INFORMATION

Item 26.	Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

Exhibit	Description	Filed Herewith / Incorporated by reference
(a)(i)	Resolution of the Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997
(a)(ii)	Resolution of the Board of Directors of the Depositor authorizing the name change of the Registrant to Thrivent Variable Life Account I	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on August 29, 2002
(b)	Custodian Agreement	Not Applicable
(c)(i)	Specimen of Distribution Agreement with Registered Representatives	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(c)(ii)	Principal Underwriting Agreement	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 20, 2006
(d)(i)	Specimen Flexible Premium Variable Life Insurance Contracts	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on December 15, 2003
(d)(ii)	Contract Riders and Endorsements	Initial registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on February 26, 2003
(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 6 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 20, 2009
(d)(iv)	Amendatory Agreement	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(d)(v)	Amendatory Agreement	Filed Herewith
(e)	Application Form	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(f)	Articles of Incorporation of Depositor and Bylaws of Depositor	Post-Effective Amendment No. 7 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2010
(g)(i)	Reinsurance Agreement with General & Cologne Life Re	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(g)(ii)	Reinsurance Agreement with The Minnesota Mutual Life Insurance Company (RGA)	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011

(g)(iii)	Reinsurance Agreement with RGA Reinsurance Company	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(g)(iv)	Reinsurance Agreement with Transamerica Financial Life Insurance Company	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(g)(v)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #0849201	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(g)(vi)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #I94119US-07	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(g)(vii)	Reinsurance Agreement with Swiss Re Life & Health America Inc. I97231US-09	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(g)(viii)	Coinsurance Agreement with Allianz Life Insurance Company of North America	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc. dated December 15, 2003	Post-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion & Consent of Counsel	Filed Herewith
(l)	Actuarial Opinion	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP	Filed Herewith
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Post-Effective Amendment No. 6 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 20, 2009
(r)(i)	Power of Attorney forms for- F. Mark Kuhlmann, Frank H. Moeller, Alice M. Richter, James H. Scott, Allan R. Spies, and Adrian M. Tocklin	Post-Effective Amendment No. 15 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 22, 2008
(r)(ii)	Power of Attorney forms for- Frederick G. Kraegel	Post-Effective Amendment No. 6 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 20, 2009
(r)(iii)	Power of Attorney forms for- Bonnie E. Raquet and Bradford L. Hewitt	Post-Effective Amendment No. 7 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2010
(r)(iv)	Power of Attorney forms for- Kirk D. Farney and Mark A. Jeske	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 23, 2012
(r)(v)	Power of Attorney form for-Kenneth A. Carow	Post-Effective No. 10 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 23, 2013
(r)(vi)	Power of Attorney form for- N. Cornell Boggs, III	Filed Herewith

Item 27.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
N. Cornell Boggs, III Dow Corning Corporation 2200 W. Salzburg Road Midland, MI 48686	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Kirk D. Farney 216 E. Chicago Avenue Hinsdale, Illinois 60521	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Frederick G. Kraegel Parham Partners LLC P.O. Box 71840 Richmond, Virginia 23255	Director
F. Mark Kuhlmann 1711 Stone Ridge Trails Drive Kirkwood, Missouri 63122	Director
Frank H. Moeller Enovate Enterprises 8701 North Mopac Expressway, Suite 105 Austin, Texas 78759	Chair of the Board of Directors
Bonnie E. Raquet 2954 Pelican Point Circle Mound, Minnesota 55365	Director
Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director
James H. Scott 2853 Tansey Lane Chester Springs, Pennsylvania 19425	Director
Allan R. Spies 9305 E Harvard Avenue Denver, Colorado 80231	Director
Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director
Bradford L. Hewitt	President and Chief Executive Officer, Director
Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Pamela J. Moret	Senior Vice President, brightpeak financial
Knut A. Olson 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Mission Advancement
Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary
Anne deBruin Sample	Senior Vice President and Chief Human Resources Officer
Russell W. Swansen	Senior Vice President and Chief Investment Officer
James A. Thomsen	Senior Vice President, Member Services and Chief Marketing Officer
Terry W. Timm 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Shared Services & Administration
James M. Odland	Vice President and Chief Compliance Officer

Item 28.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor (then Aid Association for Lutherans) in 1997, pursuant to the laws of the State of Wisconsin. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis.

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

White Rose GP I, LLC[2]	General partner	Delaware

White Rose Fund I Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP II, LLC[2]	General partner	Delaware

Thrivent White Rose Fund II Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP III, LLC[2]	General partner	Delaware

Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP IV, LLC[2]	General partner	Delaware

Thrivent White Rose Fund IV Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP V, LLC[2]	General partner	Delaware

Thrivent White Rose Fund V Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund V Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund GP VI, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VI Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund VI Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund GP VII, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VII Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund VII Fund of Funds, L.P. [3]	Private equity fund	Delaware

Gold Ring Holdings, LLC	Investment subsidiary	Delaware

Twin Bridge Capital Partner, LLC[4]	Managing Member	Delaware

[1]

Thrivent Asset Management, LLC (“TAM”) is a subsidiary of both Thrivent Financial Holdings, Inc., and Thrivent Life Insurance Company (“TLIC”), both of which are wholly owned subsidiaries of Thrivent Financial. Thrivent Financial Holdings, Inc., and TLIC own respectively 80% and 20% of TAM’s membership interests.

[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.

[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.

[4]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 29.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation contain provisions requiring indemnification by Depositor, the Fund, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Thrivent Investment Management Inc. contains a provision in which the Fund and Thrivent Investment Management Inc. mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the contracts.

(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Position and Offices with Underwriter
Karen L. Larson	Director and President
James A. Thomsen	Director and Senior Vice President
Randall L. Boushek	Director
Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Director and Senior Vice President
Michael J. Fuehrmeyer 4321 North Ballard Road Appleton, WI 54919	Vice President
Michael J. Haglin	Vice President
Susan C. Plamann 4321 North Ballard Road Appleton, WI 54919	Vice President, Corporate Administration
Nikki L. Sorum	Vice President
Erik J. Grinde	Assistant Vice President
David J. Kloster	Assistant Vice President
Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President

Carolyn A. Tuohy	Chief Legal Officer and Secretary
Andrea C. Golis	Chief Compliance Officer
Jody L. Bancroft 4321 North Ballard Road Appleton, WI 54919	Director, Investment Field Operations
Kurt S. Tureson	Director of Affiliate Finance, CFO and Treasurer
Cynthia J. Nigbur	Assistant Secretary
Bruce Kornaus 4321 North Ballard Road Appleton, WI 54919	Director, Service Operations

(c)	Compensation from Registrant. Not Applicable.

Item 31.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 32.	Management Services

Not Applicable.

Item 33.	Fee Representation

Depositor represents that as to the flexible premium variable life contracts that are the subject of this registration statement File No. 333-103454, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 24th day of April 2014.

Thrivent Variable Life Account I
(Registrant)

By: Thrivent Financial for Lutherans
(Depositor)

By:	/s/ Bradford L. Hewitt
Bradford L. Hewitt
President, Chief Executive Officer and Director
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of April, 2014.

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director
Bradford L. Hewitt	(Principal Executive Officer)

/s/ Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Randall L. Boushek	(Principal Financial Officer)

A majority of the Board of Directors:*

N. Cornell Boggs, III	Kenneth A. Carow	F. Mark Kuhlmann
Alice M. Richter	Kirk D. Farney	James H. Scott
Bradford L. Hewitt	Mark A. Jeske	Frank H. Moeller
Allan R. Spies	Frederick G. Kraegel	Bonnie E. Raquet
Adrian M. Tocklin

* James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 24, 2014
James M. Odland Attorney-in-Fact

INDEX TO EXHIBITS

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
d(v)	Amendatory Agreement
k	Opinion & Consent of Counsel
n	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP
r (vi)	Power of Attorney form for N. Cornell Boggs, III